EXHIBIT 10 (l)


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                              EMPLOYMENT AGREEMENT

         This Agreement (this "Agreement"), dated as of August 1, 2002, and effective as of July 1, 2002, is made by and between Ethan Allen Interiors Inc., a Delaware corporation (the "Corporation") and its subsidiary, Ethan Allen Inc., a Delaware corporation and a wholly owned subsidiary of the Corporation (the "Subsidiary") and M. Farooq Kathwari (the "Executive").

                                    RECITALS

         1. The Executive is Chairman of the Board of Directors of the Corporation and of the Subsidiary, and is currently employed as the Chief Executive Officer and the President of the Corporation and the Subsidiary.

         2. The employment of the Executive by the Corporation was previously subject to an employment agreement dated July 27, 1994 (the "1994 Agreement"), and is currently subject to an employment agreement dated October 28, 1997 (the "1997 Employment Agreement").

         3. The Corporation desires to continue the services of the Executive as Chairman of the Board of Directors of the Corporation and the Subsidiary and the employment of the Executive with the Corporation and the Subsidiary and to enter into a new agreement embodying the terms of those continued relationships.

         4. The Executive is willing to continue to serve as Chairman of the Board of Directors of the Corporation and the Subsidiary and is willing to accept continued employment by each of the Corporation and the Subsidiary on the terms set forth herein.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and other good and valuable consideration, the Corporation and the Executive hereby agree as follows.

     1.  DEFINITIONS.

         1.1. "Affiliate" means any person or entity controlling, controlled by or under common control with the Corporation.

         1.2.  "Board" means the Board of Directors of the Corporation.

         1.3. "Cause" means (a) the Executive is convicted of a felony involving actual dishonesty as against the Corporation or the Subsidiary, or (b) the Executive, in carrying out his duties and responsibilities under this Agreement, is guilty of gross neglect or gross misconduct resulting, in either case, in material economic harm to the Corporation and/or the Subsidiary, and such conduct is not cured within thirty (30) days of the Corporation providing written notice to Executive, unless such act, or failure to act, was believed by the Executive in good faith to be in the best interests of the Corporation and/or the Subsidiary.

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         1.4.  "Commencement Date" has the meaning assigned to it in Section 3.

         1.5. "Date of Termination" means (a) in the case of a termination for which a Notice of Termination is required, the date of actual receipt of such Notice of Termination or, if later, the date specified therein, as the case may be, and (b) in all other cases, the actual date on which the Executive's employment terminates during the Term of Employment.

         1.6. "Disability" means the Executive's inability to render, for a period of six consecutive months, services hereunder by reason of permanent disability, as determined by the written medical opinion of an independent medical physician mutually acceptable to the Executive and the Corporation. If the Executive and the Corporation cannot agree as to such an independent medical physician each shall appoint one medical physician and those two physicians shall appoint a third physician who shall make such determination.

         1.7. "Good Reason" means and shall be deemed to exist if, without the prior express written consent of the Executive, (a) the Executive is assigned any duties or responsibilities inconsistent in any material respect with the scope of the duties or responsibilities associated with the Executive's titles or positions, as set forth and described in Section 4 of this Agreement; (b) the Executive suffers a reduction in the duties, responsibilities or effective authority associated with his titles and positions as set forth and described in
Section 4 of this Agreement; (c) the Executive is not appointed to, or is removed from, the offices or positions provided for in Section 4.1 of this Agreement; (d) the Corporation fails to substantially perform any material term or provision of this Agreement; (e) the Executive's compensation provided for hereunder is decreased; (f) the Executive's office location is changed to a location more than 50 miles from its location on the date hereof in Danbury, Connecticut; (g) the Corporation fails to obtain the full assumption of this Agreement by a successor entity in accordance with Section 11.2 of this Agreement; (h) the Corporation continually fails to reimburse the Executive for business expenses in accordance with Section 5.3 of this Agreement; (i) the Corporation purports to terminate the Executive's employment for Cause and such purported termination of employment is not effected in accordance with the requirements of this Agreement; (j) the Executive shall cease to serve as a director and Chairman of the Board of Directors of any of the Corporation and the Subsidiary; (k) the Board or the shareholders of the Corporation or the Subsidiary, either or both, as may be required to authorize the same, shall approve (i) any liquidation of the Corporation or the Subsidiary, or the sale of substantially all of the assets of the Corporation and the Subsidiary taken as a whole, or (ii) any merger, consolidation and/or other business combination involving the Corporation or the Subsidiary or any combination of any such transactions (a "Transaction"), other than a Transaction (A) involving only the Corporation and the Subsidiary, or (B) immediately after which the shareholders of the Corporation who were shareholders immediately prior to the transaction continue to own beneficially, directly or indirectly, in substantially similar proportions to those in effect immediately prior to such transaction more than 50% of the then outstanding voting securities of the Corporation or the survivor, as applicable; (l) any Person (as defined below) or group (as such term is defined in Rule 13d-5 of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) of related Persons which is not an Affiliate of the Corporation or the Subsidiary as of the Commencement Date shall beneficially own, directly or indirectly, more than 50% of the then outstanding voting stock of the Corporation or the Subsidiary (for purposes of this Agreement, "Person(s)" means any individual, entity, or other person, as defined in Section 3(a)(9) of the Exchange Act, and as

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used in Sections 13(d) and 14(d)  thereof);  or (m) the Board or the Corporation shall authorize, approve or engage in any Business Combination with an Interested Person, each as defined in Article Fifth of the Corporation's Restated Certificate of Incorporation; provided that, notwithstanding the foregoing, Good Reason shall not include or be deemed to exist, with regard to the circumstances described in clause (k), (l) or (m), if, with the express prior written consent of Executive, Executive immediately after the occurrence of the circumstances or transactions described in clause (k), (l) or (m) becomes Chairman, Chief Executive Officer and President of the parent corporation or person that owns or controls the Corporation or its successor immediately after such circumstances or transaction. If, at the annual meeting in calendar year 2002 (including any adjournment thereof), the shareholders of the Corporation fail to approve the provisions of this Agreement which are contingent on shareholder approval pursuant to Section 5.2(a)(vii), and the Corporation fails to offer to the Executive, within 45 days following such annual meeting, an amendment of this Agreement which is acceptable to the Executive, then the Executive may resign at any time during the period between the 61st day following such annual meeting and the 150th day following such annual meeting, and such resignation shall be treated as having been for "Good Reason".

         1.8. "Retirement" means the termination of the Executive's employment with the Corporation for any reason at any time after (a) the Executive attains age 65 or (b) the Executive meets the requirements for early or regular retirement under the Corporation's retirement policy, assuming for this purpose that he was a participant in such plan.

         1.9.  "Term of Employment" has the meaning assigned to it in Section 3.

         2. EMPLOYMENT. Subject to the terms and provisions set forth in this Agreement, the Corporation hereby employs the Executive during the Term of Employment as the Chief Executive Officer and President of the Corporation, agrees to use its best efforts to cause Executive to be elected by the Corporation's shareholders as a director and Chairman of the Board of the Corporation, and to cause the Executive to be a director and Chairman of the Board of Directors of the Subsidiary during the Term of Employment and agrees to cause the Subsidiary at all times during the Term of Employment to employ the Executive as Chief Executive Officer and President of the Subsidiary, and the Executive hereby accepts such employment. However, nothing in this Agreement shall be construed to require that the Executive be elected as a director of the Corporation's Board of Directors on any date if he is not employed by the Corporation on the election date.

         3.  COMMENCEMENT DATE AND TERM OF EMPLOYMENT.

(a) The term of employment under this Agreement shall commence retroactively as of July 1, 2002 (the "Commencement Date"), and shall, unless extended as hereinafter provided, terminate on the fifth (5th) anniversary of such date (the "Term of Employment").

(b) On the fifth (5th) anniversary of the Commencement Date and on the sixth (6th) anniversary of the Commencement Date, the Term of Employment shall automatically be extended for an additional one year period unless, not later than twelve months prior to any such anniversary, either party to this Agreement shall have given written notice to the other that the Term of Employment shall not be extended or further extended beyond its then already automatically extended term, if any.

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         4.  POSITIONS, RESPONSIBILITIES AND DUTIES.

         4.1. POSITIONS. During the Term of Employment, the Executive shall be employed as, and the Corporation shall at all times cause the Executive to be, the Chief Executive Officer and President of the Corporation and the Subsidiary. In addition to such positions, the Corporation shall use its best efforts to ensure that the Executive is elected by the shareholders of the Corporation to serve as a director of the Corporation during the Term of Employment for a minimum of two successive, staggered three-year terms, as provided in the Corporation's Certificate of Incorporation, and shall use its best efforts to ensure that Executive is the Chairman of the Board of Directors. In such positions, the Executive shall have the duties, responsibilities and authority normally associated with the office and position of chairman, director, chief executive officer and president of a substantial, publicly traded corporation, but in no event shall the Executive's duties, responsibilities and/or effective authority with respect to the Corporation and/or the Subsidiary be less than the duties, responsibilities and effective authority the Executive possessed immediately prior to the date of this Agreement. No other employee of the Corporation or the Subsidiary shall have authority and responsibilities that are equal to or greater than those of the Executive. The Executive shall report solely and directly to the Board and all other officers and other employees of the Subsidiary shall report directly to the Executive or the Executive's designees. No provision of this Section 4.1, however, shall preclude the Board from soliciting information from any officer or employee of the Corporation.

         4.2. DUTIES. During the Term of Employment, the Executive shall devote such time as is reasonably necessary to perform the duties associated with his offices and positions as set forth in Section 4.1 and shall use his best efforts to perform faithfully and efficiently the duties and responsibilities contemplated by this Agreement; PROVIDED, HOWEVER, that the Executive shall not be required to perform any duties and responsibilities which would be likely to result in a non-compliance with or violation or breach of any applicable law or regulation. Notwithstanding the foregoing provisions of this Section 4.2, during the Term of Employment, the Executive may devote reasonable time to activities other than those required under this Agreement, including the supervision of his personal investments, and activities involving professional, charitable, educational, religious and similar types of organizations, speaking engagements, membership on the boards of directors of other organizations, and similar type activities, to the extent that such other activities do not inhibit or prohibit the performance of the Executive's duties under this Agreement, or conflict in any material way with the business of the Corporation or the Subsidiary; provided, however, that the Executive shall not serve on the board of any business, or hold any other position with any business without the consent of the Board.

         4.3. NON-DISPARAGEMENT. The Executive agrees that, while he is employed by the Corporation, and after his Date of Termination, he shall not make any false, defamatory or disparaging statements about the Corporation, the Subsidiary, any Affiliate, or the officers or directors of the Corporation, the Subsidiary or any Affiliate that are reasonably likely to cause material damage to the Corporation, the Subsidiary, any Affiliate, or the officers or directors of the Corporation, the Subsidiary, or the Affiliates. While the Executive is employed by the Corporation, and after his Date of Termination, the Corporation agrees, on behalf of itself,

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the Subsidiary and the Affiliates, that neither the Corporation, the Subsidiary,
the  Affiliates,  nor  the  officers  or  directors  of  the  Corporation,   the
Subsidiary, or any of the Affiliates shall make any false, defamatory or disparaging statements about the Executive that are reasonably likely to cause material damage to the Executive.

         5.  COMPENSATION AND OTHER BENEFITS.

         5.1. BASE SALARY. During the Term of Employment, the Executive shall receive a base salary ("Base Salary"), payable in equal bi-weekly installments, of, prior to first anniversary of the Commencement Date, $850,000 per annum. On each anniversary of the Commencement Date, such Base Salary shall be reviewed for increase (but not decrease) in the sole discretion of the Compensation Committee of the Board; PROVIDED, HOWEVER, that such Base Salary shall in any event be increased as of each anniversary of this Agreement, at a rate equal to the percentage increase in the consumer price index for the New York-Northern New Jersey-Long Island, NY-NJ-CT metropolitan local area as reported by the United States Department of Labor (the "CPI") of the year then ended as compared to the consumer price index for the immediately preceding year. Such increased Base Salary shall then constitute the "Base Salary" for purposes of this Agreement.

         5.2. INCENTIVE PAYMENTS. During the Term of Employment, the Executive will be entitled to be paid an incentive bonus (the "Incentive Bonus") and other benefits as described in this Section 5.2.

(a) The Executive shall be entitled to Incentive Bonus payments in accordance with the following:

         (i) For the fiscal year ending June 30, 2002, the Executive shall be entitled to an Incentive Bonus determined in accordance with the provisions of Section 5.2 of the 1997 Agreement.

         (ii) For the fiscal year ending June 30, 2003, and for each subsequent fiscal year, the Corporation shall pay the Executive an Incentive Bonus equal to two percent (2%) of the amount by which the Corporation's operating income for the year exceeds the Threshold Amount (as defined below).

         (iii) For the fiscal year ending June 30, 2003, the "Threshold Amount" shall be $80,000,000 (eighty million dollars). For fiscal years ending after June 30, 2003, the Threshold Amount shall be 110% of the Threshold Amount for the preceding fiscal year.

         (iv) For fiscal years ending after June 30, 2002, the Corporation's operating income for the fiscal year shall be as set forth in the Corporation's financial statements, adjusted by adding thereto the charges, expenses or accruals, if any, charged against such operating income for (1) non-recurring or extraordinary items, (2) Incentive Bonuses under this Agreement, (3) the issuance to the Corporation's executives, managers, employees, dealers and other business associates of capital stock of the Corporation, or the issuance or exercise to or by such persons of options, warrants or other rights to acquire capital stock of the Corporation, or stock appreciation rights of the Corporation or similar equity equivalents, including in respect of the Restricted Stock Agreement and the Option

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         Agreements  contemplated  by this  Agreement,  and  (4)  any  increased depreciation, amortization or other changes resulting from purchase accounting adjustments (provided, however, that no such adjustments shall be made under this clause (4) with respect to acquisitions occurring prior to the Commencement Date). The calculation of operating income will be confirmed by the Corporation's independent public
         accountants  or  any  other   independent,   recognized   financial  or
         accounting expert retained by the Compensation Committee.

         (v) Notwithstanding the foregoing provisions of this Section 5.2, if the Corporation effects a major acquisition during any fiscal year, the Executive and the Corporation shall negotiate in good faith an appropriate revision to the Threshold Amount set forth in this Section
         5.2 to implement the purpose of the Incentive Bonus.

         (vi) The Incentive Bonus in respect of any particular fiscal year will be paid upon the earlier to occur of the fifth business day following public filing or disclosure of the Corporation's financial statements for such fiscal year or the 120th day following the end of such fiscal year.

         (vii) Notwithstanding the foregoing provisions of this Section 5.2, the Executive's right to any Incentive Bonus amounts under this Agreement for fiscal years beginning on or after the Commencement Date shall be contingent on the Incentive Bonus payments being approved by the shareholders of the Corporation at the Corporation's annual shareholder meeting in calendar year 2002 (including any adjournment thereof); provided, however, that if such Incentive Bonus arrangement is not so approved, the Corporation will offer other additional compensation to the Executive that provides an earnings opportunity that is comparable to that offered by the Incentive Bonus, and the Corporation and the Executive shall negotiate in good faith regarding the structure of such additional compensation and the revisions to this Agreement reflecting such compensation. The failure of the Corporation to offer such replacement compensation within 45 days following the shareholder's vote of non-approval of the Incentive Bonus shall be treated as a decrease in the Executive's compensation under Section 1.7(e).

(b)      Effective  as  of  July  1,  2002,  2003,  2004,  2005  and  2006,  the
         Corporation and Executive shall enter into, execute and deliver the Restricted Stock Agreement, in substantially the form of Exhibit A hereto (as amended from time to time in accordance with its terms, the "Restricted Stock Agreement") pursuant to which the Corporation shall grant to the Executive, effective as of each of July 1, 2002, 2003, 2004, 2005 and 2006, 10,500 shares of the Corporation's common stock, par value $.01 per share ("Common Stock"), for a total of 52,500 shares, under the Corporation's 1992 Stock Option Plan (as amended from time to time in accordance with its terms, the "Plan"), in accordance with the Restricted Stock Agreement in substantially the form set forth in Exhibit A, which shares of Common Stock will be "restricted stock" subject to the Restricted Stock Agreement. Shares of Common Stock under the Restricted Stock Agreement are referred to as the "Restricted Stock" for purposes of this Agreement. For this purpose, Exhibit A-1 hereto is the form of Restricted Stock Agreement for 2002, and Exhibit A-2 hereto is the form of Restricted Stock Agreement for years thereafter.

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(c)      The  Executive  shall be entitled to stock option  rights in accordance with the following:

         (i) Concurrently with the execution and delivery of this Agreement, the Corporation and Executive shall enter into, execute and deliver the stock option agreements between the Corporation and the Executive, and substantially in the form of Exhibits B, C, and D hereto (the agreements set forth in Exhibits B, C, and D are referred to as the "Option Agreements") pursuant to which the Corporation shall issue to Executive stock options pursuant to this Section 5.2(c) to purchase a total of 1,200,000 shares of Common Stock under the Plan, with the exercise price of a share of stock for the options described in this sentence to be determined in accordance with the applicable Option Agreement. The options issued under this Section 5.2(c)(i) are referred to as the "Options."

         (ii) Options to purchase Common Stock to be granted to the Executive by the Corporation under this Agreement will permit the deferred delivery of shares of stock following exercise, as elected by the Executive, pursuant to a deferral arrangement established by the Corporation.

(d) The number of shares subject to any stock awards under this Agreement are specified as of August 1, 2002, and such numbers are to be adjusted for stock splits, stock dividends, reclassifications, recapitalizations and similar events in respect of the Common Stock occurring after that date.

         5.3. EXPENSE REIMBURSEMENT. During the Term of Employment, the Executive shall be entitled to receive prompt reimbursement for all usual, customary, and reasonable business-related expenses incurred by the Executive in performing his duties and responsibilities hereunder in accordance with the practices and procedures of the Corporation as in effect and applied immediately prior to the Commencement Date, including without limitation an automobile and driver allowance and/or reimbursement in accordance with past practices, or, if more favorable to the Executive, as in effect at any time thereafter with respect to the Executive or other executives of the Corporation or the Subsidiary.

         5.4.  VACATION AND FRINGE BENEFITS.

(a) During the Term of Employment, the Corporation shall maintain a $7 million key man life and disability insurance in respect of the Executive for the benefit of Executive and/or his estate, and shall maintain such insurance so long as the Executive remains a senior executive officer of the Corporation, PROVIDED that the aggregate amount of such insurance coverage shall be reduced if and to the extent necessary to reduce the aggregate annual premium payable by the Corporation to $35,000. The Executive agrees to cooperate with the Corporation in obtaining such policies and in maintaining the same in full force and effect throughout the Term of Employment.

(b) During the Term of Employment, the Executive shall also be entitled to such paid vacation, fringe benefits and perquisites as provided to the Executive by the Corporation and/or the Subsidiary immediately prior to the Commencement Date or, if more favorable to the Executive, as provided by the Corporation or the Subsidiary at any time thereafter.

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(c)      To the extent that the  Executive's  rights to compensation or benefits under the applicable plan, agreement or other governing document are to be determined based on the Term of Employment under the Prior Employment Agreement, the Term of Employment under this Agreement shall be deemed to be substituted for the Term of Employment under the Prior Employment Agreement.

         5.5. OFFICE AND SUPPORT STAFF. Unless the Executive otherwise agrees in writing, during the Term of Employment the Executive shall be entitled to executive secretarial and other administrative assistance of a type and extent, and to an office or offices (with furnishings and other appointments) of a type and size, at least equal to that provided to the Executive immediately prior to the date of this Agreement.

         6.  TERMINATION.

         6.1. TERMINATION DUE TO DEATH OR DISABILITY. The Corporation may terminate the Executive's employment hereunder due to Disability. In the event of the Executive's death or a Termination of the Executive's employment by the Corporation due to Disability, the Executive, his estate or his legal representative, as the case may be, shall be entitled to receive:

(a) Base Salary continuation at the rate in effect (as provided for by Section 5.1 of this Agreement) on the Date of Termination through the end of the full fiscal year in which the Date of Termination occurs;

(b) an Incentive Bonus in respect of the full fiscal year in which the Date of Termination occurs;

(c)      any deferred  compensation  not yet paid to the  Executive  (including,
         without  limitation,   interest  or  other  credits  on  such  deferred
         amounts), any accrued vacation pay and insurance proceeds;

(d) reimbursement for expenses incurred but not yet paid prior to such death or Disability;

(e) insurance policy payments or proceeds in respect of the life and Disability insurance referred to in Section 5.4(a); and

(f) any other compensation or benefits which may be owed or provided to the Executive in accordance with the terms and provisions of any applicable agreements, plans and programs of or made by the Corporation and/or the Subsidiary.

         Anything in this Agreement to the contrary notwithstanding, (x) in the event of the termination of the Executive's employment pursuant to this Section 6.1, the Corporation will not, from and after the Date of Termination, be obligated to issue any Restricted Stock or Options, but any vesting or service requirements under any outstanding Options or Restricted Stock granted to the Executive prior to his termination of employment that are associated with the Executive's employment by the Corporation (and any Prior Options, Prior Restricted Stock, and Prior Stock Units, as those terms are defined in Section 12.8) will be deemed to be fully satisfied upon such termination, and (y) the Executive's family shall be entitled to receive benefits at least equal to the most favorable benefits provided by the Corporation to surviving families of


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employees of the Corporation under such plans, programs,  practices and policies relating to family death benefits, if any, in accordance with the most favorable plans, programs, practices and policies of the Corporation in effect on the date of the Executive's death with respect to other key employees of the Corporation and their families. Anything in this Agreement to the contrary notwithstanding, the Executive shall be entitled after the Date of Termination due to Disability to receive disability and other benefits at least equal to the most favorable of those provided by the Corporation to disabled employees and/or their families in accordance with such plans, programs, practices and policies relating to disability, if any, in effect at any time during the 90-day period immediately preceding the Date of Termination due to Disability with respect to other key employees of the Corporation and their families.

         6.2. TERMINATION BY THE CORPORATION FOR CAUSE. The Corporation may terminate the Executive's employment hereunder for Cause as provided in this
Section 6.2. If the Corporation terminates the Executive's employment hereunder for Cause, the Executive shall be entitled to receive:

(a) Base Salary at the rate in effect (as provided for by Section 5.1 of this Agreement) at the time of such termination through the Date of Termination;

(b) a prorated Incentive Bonus in respect of the fiscal year in which the Date of Termination occurs, equal to such Incentive Bonus multiplied by a fraction, the numerator of which is the number of days in the current fiscal year through the Date of Termination, and the denominator of which is 365;

(c) any deferred compensation (including, without limitation, interest or other credits on such deferred amounts) and any accrued vacation pay;

(d) reimbursement for expenses incurred, but not yet paid prior to such termination of employment; and

(e) any other compensation or benefits which may be owed or provided to the Executive in accordance with the terms and provisions of any applicable agreements, plans and programs of or made by the Corporation and/or the Subsidiary.

         In any case described in this Section 6.2, the Executive shall be given written notice authorized by a vote of at least a majority of the members of the Board that the Corporation intends to terminate the Executive's employment for Cause. Such written notice, given in accordance with Section 6.7 of this Agreement, shall specify the particular act or acts, or failure to act, which is or are the basis for the decision to so terminate the Executive's employment for Cause. The Executive shall be given the opportunity within 30 calendar days of the receipt of such notice to meet with the Board to defend such act or acts, or failure to act, and, if such act or failure to act is correctable, the Executive shall be given 30 business days after such meeting to correct such act or failure to act. If such act or failure to act is not correctable or upon failure of the Executive, within such latter 30 day period, to correct such act or failure to act, the Executive's employment by the Corporation shall automatically be terminated under this Section 6.2 for Cause as of the date determined in Section 1.5 of this Agreement. Anything herein to the contrary notwithstanding, if, following a termination of the Executive's employment by the

Corporation for Cause based upon the conviction of the Executive for a felony involving actual dishonesty as against the Corporation or the Subsidiary, such conviction is overturned on appeal, the Executive shall be entitled to the payments and benefits that the Executive would have received as a result of a termination of the Executive's employment by the Corporation without Cause. Anything in this Agreement to the contrary notwithstanding, in the event of the termination of the Executive's employment pursuant to this Section 6.2, the Corporation will not, from and after the Date of Termination, be obligated to issue any Restricted Stock or Options, although any outstanding Restricted Stock or Options will not be affected thereby, except as expressly provided in the Restricted Stock Agreement and the Option Agreements.

         6.3. TERMINATION WITHOUT CAUSE OR TERMINATION FOR GOOD REASON. The Corporation shall be permitted to terminate the Executive's employment hereunder without Cause and the Executive shall be permitted to terminate his employment hereunder for Good Reason. For purposes of this Agreement, such a termination of employment by the Executive shall constitute a "Termination for Good Reason" only if effected in accordance with the notice provisions of Section 6.7(b). If the Corporation terminates the Executive's employment hereunder without Cause, other than due to death or Disability, or if the Executive effects a Termination for Good Reason, the Executive shall be entitled to receive:

(a) Base Salary at the rate in effect (as provided for by Section 5.1 of this Agreement) on the Date of Termination through the end of the Term of Employment (which Term of Employment shall include extensions thereof in accordance with Section 3 only to the extent that the deadline for canceling the extension or extensions occurred prior to the date on which the applicable written termination notice was provided, with no cancellation of extension notice filed in accordance with Section 3(b));

(b) an aggregate amount equal to the two largest Incentive Bonuses or other annual bonuses previously received by Executive from the Corporation not to exceed $1 million in the aggregate;

(c) any deferred compensation (including, without limitation, interest or other credits on the deferred amounts) and any accrued vacation pay;

(d) reimbursement for expenses incurred, but not paid prior to such termination of employment; and

(e) any other compensation or benefits which may be owed or provided to the Executive in accordance with the terms and provisions of any applicable agreements, plans and programs of or made by the Corporation and/or the Subsidiary.

         Anything in this Agreement to the contrary notwithstanding, in the event of the termination of Executive's employment pursuant to this Section 6.3,
(x) the Corporation's obligation to issue Restricted Stock under this Agreement and in accordance with the Restricted Stock Agreement will not be terminated or otherwise affected, as if the Term of Employment continued without giving effect to such termination, and any vesting or service requirements under any outstanding Restricted Stock granted to the Executive prior to, at the time of, or after his termination of employment that are associated with the Executive's employment by the

Corporation (and any Prior Restricted Stock and Prior Stock Units) will be deemed to be fully satisfied upon such termination or, if later, at the time of grant, and (y) any vesting or service requirements under any outstanding Options granted to the Executive prior to his termination of employment or any Options granted on or after his Date of Termination, that are associated with the Executive's employment by the Corporation (and any Prior Options) will be deemed to be fully satisfied upon such termination or if later, at the time such option is granted, and the options issued to and exercisable by Executive will be exercisable at any time during the three years following such Date of Termination or, for Options granted as of a date after the Date of Termination, three years following the date of grant.

         Anything in this Agreement to the contrary notwithstanding, if the Executive is employed by the Corporation through the end of the Term of Employment, and his employment terminates by reason of a failure to extend the Term of Employment (regardless of whether such failure to extend occurs by reason of a notice from either the Executive or the Corporation that the Agreement will not be extended in accordance with Section 3(b) or by reason of a failure of the parties to further extend the Agreement following the end of the Term of Employment as set forth in Section 3), the Executive shall be treated as having completed any service required for full vesting under any outstanding Options, Restricted Stock, Prior Options, Prior Restricted Stock, Prior Stock Units, as well as any other compensation accrued prior to the termination of employment if the right to such compensation is contingent on completion of service for vesting. Nothing in the preceding sentence shall be construed to require the vesting in compensation for the Executive if the written terms of the compensation provide for a different vesting schedule and such compensation is not required to be provided by this Agreement, the 1997 Agreement, or the 1994 Agreement.

         6.4. VOLUNTARY TERMINATION. The Executive may effect a Voluntary Termination of his employment hereunder. A "Voluntary Termination" shall mean a termination of employment upon prior written notice to the Corporation in accordance with Section 6.7(c) by the Executive on his own initiative other than
(a) a termination due to Disability, (b) a Termination for Good Reason, or (c) a termination due to Retirement. A Voluntary Termination shall not be, nor shall it be deemed to be, a breach of this Agreement and shall entitle the Executive to all of the rights and benefits to which the Executive would be entitled in the event of a termination of his employment by the Corporation for Cause.

         6.5. TERMINATION DUE TO RETIREMENT. The Executive may terminate his employment hereunder as a result of Retirement. If the Executive's employment hereunder is terminated due to Retirement, the Executive shall be entitled to receive:

(a) Base Salary at the rate in effect (as provided for by Section 5.1 of this Agreement) at the time of such termination through the date of Retirement;

(b) a prorated Incentive Bonus in respect of the fiscal year in which the Date of Termination occurs, equal to such Incentive Bonus multiplied by a fraction, the numerator of which is the number of days in the current fiscal year through the Date of Termination, and the denominator of which is 365;

(c) any deferred compensation not yet paid to the Executive (including, without limitation, any interest on credits on such deferred amounts) and any accrued vacation pay;

(d) reimbursement for expenses incurred but not yet paid prior to the date of Retirement; and

(e) any other compensation or benefits which may be owed or provided to the Executive in accordance with the terms and provisions of any applicable agreements, plans and programs of or made by the Corporation and/or the Subsidiary.

Anything in this Agreement to the contrary notwithstanding, in the event of the termination of the Executive's employment pursuant to this Section 6.5, the Corporation will not, from and after the Date of Termination, be obligated to issue any Restricted Stock or Options, although any outstanding Restricted Stock or Options will not be affected thereby, except as expressly provided in the Restricted Stock Agreement and the Option Agreements.

         6.6. NO MITIGATION; NO OFFSET. In the event of any termination of employment under this Section 6, the Executive shall be under no obligation to seek other employment and there shall be no offset against any amounts due the Executive under this Agreement on account of any remuneration attributable to any subsequent employment that the Executive may obtain. Any amounts due under this Section 6 are in the nature of severance payments, or liquidated damages, or both, and are not in the nature of a penalty.

         6.7. NOTICE OF TERMINATION. Any termination of the Executive's employment by the Corporation for Cause, any Termination for Good Reason, and any termination of employment by the Executive in connection with a Voluntary Termination shall be communicated by a notice of termination to the other party hereto given in accordance with Section 12.3 of this Agreement (the "Notice of Termination"). The Notice of Termination shall be given (a) in the case of a termination for Cause, within 90 business days after a director of the Corporation (excluding the Executive) has actual knowledge of the events giving rise to such purported termination, (b) in the case of a Termination for Good Reason, within 180 days of the Executive's having actual knowledge of the event or events constituting Good Reason; and (c) in the case of Voluntary Termination, not later than 150 days prior to the date of termination specified in such notice. Such notice shall (x) indicate the specific termination provision in this Agreement relied upon, (y) set forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of the Executive's employment under the provision so indicated, as applicable, and (z) if the termination date is other than the date of receipt of such notice, specify the date on which the Executive's employment is to be terminated (which date shall not be earlier than the date on which such notice is actually given).

         6.8.  CERTAIN FURTHER PAYMENTS BY THE CORPORATION.

         6.8.1. TAX REIMBURSEMENT PAYMENT. Anything in this Agreement to the contrary notwithstanding, in the event that any amount or benefit paid, payable, or to be paid, or distributed, distributable, or to be distributed to or with respect to the Executive by the Corporation, the Subsidiary or any other Affiliate, including Base Salary, Incentive Bonuses, Restricted Stock, Options and any other amounts payable in respect of this Agreement (collectively, the "Covered Payments"), is or becomes, at any time, as a result of (a) any Internal

Revenue Service claims or assertions, or (b) Section 6.8.2 below or otherwise, subject to the excise tax imposed by or under Section 4999 of the Code (or any similar tax that may hereafter be imposed), and/or any interest or penalties with respect to such excise tax (such excise tax, together with such interest and penalties, are hereinafter collectively, referred to as the "Excise Tax"), the Corporation shall pay to the Executive at the time specified in Section 6.9 below an additional amount (the "Tax Reimbursement Payment") equal to the sum of
(a) the amount of the Excise Tax imposed upon the Covered Payments, and (b) an amount equal to the product of (i) any deductions disallowed for federal, state or local income tax purposes because of the inclusion of the Tax Reimbursement Payment in the Executive's adjusted gross income, and (ii) the highest applicable marginal rate of federal, state or local income taxation, respectively, for the calendar year in which the Tax Reimbursement Payment is made or is to be made. However, the Tax Reimbursement Payment will not include any Excise Tax or other tax imposed on or attributable to the Tax Reimbursement Payment itself.

         6.8.2. DETERMINING EXCISE TAX. Except as otherwise provided in Section 6.8.1(a), for purposes of determining whether any of the Covered Payments will be subject to the Excise Tax and the amount of such Excise Tax,

(a) such Covered Payments will be treated as "parachute payments" (within the meaning of Section 280G(b)(2) of the Code) and such payments in excess of the Code Section 280G(b)(3) "base amount" shall be treated as subject to the Excise Tax, unless, and except to the extent that, the Corporation's independent certified public accountants (the "Accountants") or legal counsel reasonably acceptable to the Executive, deliver timely, upon the Executive's request, a written opinion, reasonably satisfactory to the Executive's legal counsel, to the Executive that the Executive has a reasonable basis to claim that the Covered Payments (in whole or in part) (i) do not constitute "parachute payments", (ii) represent reasonable compensation for services actually rendered (within the meaning of Section 280G(b)(4) of the Code) in excess of the "base amount" allocable to such reasonable compensation, or (iii) such "parachute payments" are otherwise not subject to such Excise Tax (with appropriate legal authority, detailed analysis and explanation provided therein by the Accountants); and

(b) the value of any Covered Payments which are non-cash benefits or deferred payments or benefits shall be determined by the Accountants in accordance with the principles of Section 280G of the Code.

         6.8.3. APPLICABLE TAX RATES AND DEDUCTIONS. For purposes of determining the amount of the Tax Reimbursement Payment, the Executive shall be deemed:

(a) to pay federal, state and/or local income taxes at the highest applicable marginal rate of income taxation for the calendar year in which the Tax Reimbursement Payment is made or is to be made, and

(b) to have otherwise allowable deductions for federal, state and local income tax purposes at least equal to those disallowed due to the inclusion of the Tax Reimbursement Payment in the Executive's adjusted gross income.

         6.8.4. SUBSEQUENT EVENTS. If, pursuant to a written opinion, reasonably satisfactory to the Executive, of the Accountants (or legal counsel reasonably acceptable to the Executive) delivered to the Executive, the Excise Tax is subsequently determined on a reasonable basis and in good faith (other than as a result of a tax contest) to be less than the amount taken into account hereunder in calculating any Tax Reimbursement Payment made, the Executive shall repay to the Corporation the portion of any prior Tax Reimbursement Payment that would not have been paid if such redetermined Excise Tax had been applied in calculating such Tax Reimbursement Payment, plus interest on the amount of such repayment at the mid-term discount rate provided in Section 1274(b)(2)(B) of the Code. Notwithstanding the immediately preceding sentence, if any portion of the Tax Reimbursement Payment to be refunded to the Corporation has been paid to any federal, state or local tax authority, repayment thereof shall not be required until an actual refund or credit of such portion has been made to or obtained by the Executive from such tax authority, and any interest payable to the Corporation shall not exceed the interest received or credited to the Executive by any such tax authority. The Executive shall be fully indemnified by the Corporation for any out-of-pocket costs, expenses or fees attributable to the filing of any refund or other claim. The Executive and the Corporation shall mutually agree upon the course of action to be pursued (and the method of allocating the expenses thereof) if any good faith claim for refund or credit from such tax authority made by the Executive is denied.

         Notwithstanding the immediately preceding paragraph, if, in the written opinion of the Executive's tax advisors delivered to the Accountants and the Corporation, the Excise Tax is later determined to exceed the amount taken into account by the Accountants or legal counsel, as the case may be, hereunder at the time any Tax Reimbursement Payment is made by reason of (i) manifest error,
(ii) any payment the existence or amount of which could not be or was not determined or known about at the time of any Tax Reimbursement Payment, or (iii) any determination, claim or assertion made by any tax authority that the Excise Tax is or should be greater than the amount of such Excise Tax taken into account previously by the Accountants or legal counsel, as the case may be, or as otherwise previously determined, the Corporation shall make an additional Tax Reimbursement Payment in respect of such excess Excise Tax (which Tax Reimbursement Payment shall include, without limitation, any interest or penalties payable with respect to such excess Excise Tax) at the time specified in Section 6.9 below. With respect to this Section 6.8.4, if any such tax authority makes such a determination, the Executive shall notify the Corporation of such occurrence. If the Corporation obtains (at the Corporation's sole expense) an opinion of legal counsel reasonably satisfactory to the Executive that it is more likely than not that the Executive would succeed in disputing such claim, assertion or determination of such tax authority, the Executive shall, at the sole expense of the Corporation, make a good faith effort to contest such claim, assertion or determination of such tax authority in all relevant administrative proceedings with such tax authority and in any related judicial proceeding (excluding any appeals thereof); PROVIDED, HOWEVER, that if the Executive determines in good faith that the continued contest of any such claim, assertion or determination with such tax authority would have an adverse impact on his overall tax position (which good faith determination shall take into account the magnitude of the amounts involved), then, upon receipt of notice by the Corporation from the Executive to that effect, the Executive shall, without forgoing any right to receive any Tax Reimbursement Payment described in this Section 6.8, have no further obligation to pursue any such contest with any such tax authority. The Executive may, as a condition to pursuing or commencing any contest described in this Section 6.8.4 in any judicial proceedings (which proceedings shall be in a forum chosen at the sole discretion of the

Executive), require the Corporation to advance any amount of tax required to be paid in order to pursue such contest. In conducting any contest described in this Section 6.8.4, the Executive shall use his best efforts to keep the Corporation advised and will permit the Corporation to prepare and suggest appropriate responses and actions that may be reasonably made or taken by the Executive. Notwithstanding the above, the decisions as to such response or actions shall be solely that of the Executive and the Executive shall have the sole right to control the proceeding. The Corporation shall bear all expenses of any proceeding relating to any contest described in this Section 6.8.4, whether incurred by the Corporation or the Executive, including, without limitation, all fees and disbursements of attorneys, accountants and expert witnesses and any additional interest or penalties applicable. Nothing contained in this Agreement shall under any circumstances give the Corporation any right to examine the tax returns or any other records of the Executive.

         6.8.5. ELECTION TO ACCELERATE. For purposes of Code sections 280G and 4999, the Executive, in his sole discretion, may elect to have any amounts treated as received in the year of a change in ownership or control or, if later, the first year in which the payment (or payments) are certain to be made without regard to the year in which the payment (or payments) are includible in income or otherwise received to the extent provided in Prop. Treas. Reg. section 1.280G-1, Q/A-11(c) (issued February 20, 2002) or any successor provision. If the Executive makes any such election, the determination of the Executive's rights to payments under this Section 6.8 and Section 6.9 shall be determined after taking into account such election.

         6.9. PAYMENT. Except as otherwise provided in this Agreement, and except with respect to continued payment of Base Salary in accordance with any provisions of this Agreement, any payments to which the Executive shall be entitled under this Section 6 shall be made as promptly as possible following
(a) the Date of Termination, (b) the payment of any Covered Payments, or (c) the delivery of the opinion of the Executive's tax advisors, in accordance with
Section 6.8.4. If the amount of any payment due to the Executive cannot be finally determined within 90 days after the Date of Termination, such amount shall be estimated on a good faith basis by the Corporation and the estimated amount shall be paid no later than 90 days after such Date of Termination. As soon as practicable thereafter, the final determination of the amount due shall be made and any adjustment requiring a payment to or from the Executive shall be made as promptly as practicable.

         7. NON-EXCLUSIVITY OF RIGHTS. Nothing in this Agreement shall prevent or limit the Executive's continuing or future participation in any bonus or incentive plan or program provided or maintained by the Corporation, the Subsidiary or any other Affiliate and for which the Executive may qualify or be selected, nor shall anything herein limit or otherwise prejudice such rights as the Executive may have under any other existing or future agreements with the Corporation, the Subsidiary or any Affiliate, including, without limitation, any change of control agreements or any stock option, restricted stock, or stock unit agreements, including the Restricted Stock Agreement and the Option Agreements. Except as otherwise expressly provided for in this Agreement, amounts which are vested benefits or which the Executive is otherwise entitled to receive under any plans or programs of the Corporation, the Subsidiary or any other Affiliate at or subsequent to the Date of Termination shall be payable in accordance with such plans or programs.

         8. FULL SETTLEMENT. The Corporation's obligation to make the payments provided for in this Agreement and otherwise to perform its obligations hereunder shall not be affected by any circumstances, including, without limitation, any set-off, counterclaim, recoupment, defense or other right which the Corporation may have against the Executive or others.

         9. COSTS OF ENFORCEMENT. The following provisions of this Section 9 shall apply if it becomes necessary or desirable for the Executive to retain legal counsel or incur other costs and expenses in connection with either enforcing any and all of his rights under this Agreement or defending against any allegations by the Corporation of breach of this Agreement by the Executive:

(a) The Executive shall be entitled to recover from the Corporation reasonable attorneys' fees, costs and expenses incurred by him in connection with such enforcement or defense.

(b) Payments required under this Section 9 shall be made by the Corporation to the Executive (or directly to the Executive's attorney) promptly following submission to the Corporation of appropriate documentation evidencing the incurrence of such attorneys' fees, costs, and expenses.

(c) The Executive shall be entitled to select his legal counsel; provided, however, that such right of selection shall not affect the requirement that any costs and expenses reimbursable under this Section 9 be reasonable.

(d) The Executive's rights to payments under this Section 9 shall not be affected by the final outcome of any dispute with the Corporation; provided, however, that to the extent that the court shall determine that under the circumstances recovery by the Executive of all or a part of any such fees and costs and expenses would be unjust or inappropriate, the Executive shall not be entitled to such recovery; and to the extent that such amounts have been recovered by the Executive previously, the Executive shall repay such amounts to the Corporation.

In addition, the Corporation will reimburse the Executive for the reasonable attorney fees incurred in connection with the preparation and negotiation of this Agreement.

         10.  CONFIDENTIAL INFORMATION AND NONCOMPETITION.

         10.1. CONFIDENTIAL INFORMATION. The Executive shall not, during the Term of Employment and thereafter, without the prior express written consent of the Corporation or the Subsidiary, disclose any confidential information, knowledge or data relating to the Corporation, the Subsidiary or any other Affiliate and their respective businesses, which (a) was obtained by the Executive in the course of the Executive's employment with the Corporation, and
(b) which is not information, knowledge or data otherwise in the public domain (other than by reason of a breach of this provision by the Executive), unless required to do so by a court of law or equity or by any governmental agency or other authority. In no event shall an asserted violation of this Section 10.1 constitute a basis for delaying or withholding the payment of any amounts otherwise payable to the Executive under this Agreement.

         10.2. NONCOMPETITION. If the Executive terminates his employment hereunder pursuant to Section 6.4 of this Agreement, then the Corporation, by written notice given to the Executive within 30 days after the Executive delivers a Notice of Termination in connection with a Voluntary Termination, may require that this Section 10.2 apply. If the Corporation gives notice to the Executive as provided in the preceding sentence, then the Executive, without the express written consent of the Corporation, shall not, for the twelve month period following the Date of Termination, engage in any business, whether as an employee, consultant, partner, principal, agent, representative or stockholder (other than as a stockholder of less than a 5% equity interest) or in any other corporate or representative capacity, if it involves engaging in, or rendering services or advice pertaining to, any lines of business the Corporation or the Subsidiary was actively conducting on the Date of Termination. The obligation of the Executive to abide by the restrictions set forth in the preceding sentence shall be conditioned upon the Corporation continuing payment of the Executive's Base Salary for the 12-month period during which such restriction shall be in effect. Such Base Salary shall be paid at the rate in effect (as provided for in
Section 5.1 of this Agreement) on the Date of Termination. If the Corporation shall institute any action or proceeding to enforce the provisions of this
Section 10.2, or shall file any claim in any proceeding to enforce such provisions, the Executive hereby waives the claim or defense that the Corporation has an adequate remedy at law and waives the requirement that the Corporation post a bond in securing equitable relief, and the Executive shall not contend in any such action or proceeding the claim or defense that an adequate remedy at law exists.

         11.  SUCCESSORS.

         11.1. THE EXECUTIVE. This Agreement is personal to the Executive and, without the prior express written consent of the Corporation, shall not be assignable by the Executive, except that the Executive's rights to receive any compensation or benefits under this Agreement may be transferred or disposed of pursuant to testamentary disposition, interstate succession or pursuant to a domestic relations order of a court of competent jurisdiction. This Agreement shall inure to the benefit of and be enforceable by the Executive's heirs, beneficiaries and/or legal representatives.

         11.2. THE CORPORATION. This Agreement shall inure to the benefit of and be binding upon the Corporation and its successors and assigns. The Corporation shall require any successor to all or substantially all of the business and/or assets of the Corporation or the Subsidiary, whether direct or indirect, by purchase, merger, consolidation, acquisition of stock, or otherwise, by an agreement in form and substance satisfactory to the Executive, expressly to assume and agree to perform this Agreement in the same manner and to the same extent as the Corporation would be required to perform if no such succession had taken place.

         12.  MISCELLANEOUS.

         12.1. APPLICABLE LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, applied without reference to principles of conflict of laws.

         12.2. AMENDMENTS. This Agreement may not be amended or modified otherwise than by a written agreement executed by the parties hereto or their respective successors and legal representatives.

         12.3. NOTICES. All notices and other communications hereunder shall be in writing and shall be given by hand-delivery to the other party or by registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

                  If to the Executive:

                  c/o Ethan Allen Drive
                  Danbury, Connecticut  06813

                  If to the Corporation:

                  c/o Ethan Allen Drive
                  Danbury, Connecticut  06813

or to such other address as either party shall have furnished to the other in writing in accordance herewith. Notices and communications shall be effective when actually received by the addressee.

         12.4. WITHHOLDING. The Corporation may withhold from any amounts payable under this Agreement such federal, state or local income taxes as shall be required to be withheld pursuant to any applicable law or regulation. If, at any time on or after the Commencement Date, the Executive will recognize taxable income with respect to the awards from the Corporation of Common Stock (regardless of when such awards are made), the Executive may elect to have the Corporation withhold from the shares to be delivered shares sufficient to satisfy all or a portion of such tax withholding requirements.

         12.5. SEVERABILITY. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

         12.6. CAPTIONS. The captions of this Agreement are not part of the provisions hereof and shall have no force or effect.

         12.7. BENEFICIARIES/REFERENCES. The Executive shall be entitled to select (and change) a beneficiary or beneficiaries to receive any compensation or benefit payable hereunder following the Executive's death, and may change such election, in either case by giving the Corporation written notice thereof. In the event of the Executive's death or a judicial determination of his incompetence, reference in this Agreement to the Executive shall be deemed, where appropriate, to refer to other beneficiary(ies), estate or his legal representative(s).

         12.8.    ENTIRE AGREEMENT.

(a) Upon the commencement of the Term of Employment, this Agreement will contain the entire agreement between the parties concerning the subject matter hereof and will supersede all prior agreements (including without limitation the 1997 Agreement, except as otherwise specifically provided in this Agreement), understandings, discussions, negotiations and undertakings, whether written or oral, between the parties with respect to the subject matter hereof, excluding: (i) the Restated Director Indemnification Agreement by and between the Corporation and the Executive; (ii) the Option Agreements and the Restricted Stock Agreement; and (iii) the agreements governing the following awards associated with the Executive's employment by the Corporation that were granted to the Executive prior to Commencement
         Date: stock options (the "Prior Options"), restricted stock (the "Prior Restricted Stock"), and stock units (the "Prior Stock Units").

(b)      This  Agreement  shall not affect the  Executive's  rights to  benefits accrued prior to July 1, 2002 and the Executive's rights with respect to Prior Options, Prior Restricted Stock, and Prior Stock Units shall be governed by the respective stock option, restricted stock, and stock unit agreements relating thereto. Notwithstanding the preceding sentence, (i) the Executive's rights with respect to the Prior Options, Prior Restricted Stock, and Prior Stock Units following the Executive's Date of Termination shall be governed by the provisions of Section 6 of this Agreement to the extent such provisions do not adversely affect the Executive's rights under those awards, and (ii) the expiration of the Agreement Term as defined in the 1997 Agreement shall not result in vesting of any Prior Options, Prior Restricted Stock, or Prior Stock Units pursuant to the last paragraph of Section 6.3 of the 1997 Agreement.

         12.9. REPRESENTATION. The Corporation represents and warrants that it is fully authorized and empowered to enter into this Agreement and that the performance of its obligations under this Agreement will not violate any agreement between the Corporation and any other person, firm or organization or any applicable laws or regulations.

         12.10. SURVIVORSHIP. The respective rights and obligations of the parties hereunder shall survive any termination of this Agreement or the Executive's employment hereunder to the extent necessary to the intended preservation of such rights and obligations.

         IN WITNESS WHEREOF, the Executive has hereunto set the Executive's hand and the Corporation has caused this Agreement to be executed in its name on its behalf, and its corporate seal to be hereunto affixed and attested by its Secretary, all as of the day and year first above written.


                                       EXECUTIVE

                                               /s/ M. Farooq Kathwari
                                       -----------------------------------------
                                                   M. Farooq Kathwari



                                       ETHAN ALLEN INTERIORS INC.


                                       By:    /s/ Edward Meyer
                                          --------------------------------------
                                             Edward Meyer
                                       Its:  Chairman, Compensation Committee

Exhibit A-1
-----------

                         2002 RESTRICTED STOCK AGREEMENT

         THIS AGREEMENT, dated as of August 1, 2002 (the "Grant Date"), by and between Ethan Allen Interiors, Inc. (the "Company") and M. Farooq Kathwari (the "Executive").

                                WITNESSETH THAT:

         WHEREAS, the Company and Executive have entered into an Employment Agreement, dated as of August 1, 2002 (as amended in accordance with its terms, the "Employment Agreement"); and

         WHEREAS, the Company maintains the Ethan Allen Interiors Inc. 1992 Stock Option Plan (the "Plan"); and

         WHEREAS, the Participant has been selected by the Compensation Committee of the Board of Directors of the Company (the "Committee") to receive an award under the Plan in accordance with the Employment Agreement, and this Restricted Stock Agreement is being entered into pursuant to Section 5.2(b) thereof;

         NOW THEREFORE, IT IS AGREED between the Company and the Executive as follows:

         1. AWARD. Pursuant to Section 5.2(b) of the Employment Agreement, and subject to the terms of this Agreement and the Employment Agreement, the Executive is granted 10,500 shares of common stock, par value $.01 per share ("Common Stock") as of the Grant Date (all such shares, collectively, the "Restricted Stock"). The award is subject to Section 6 of the Employment Agreement. Such shares of Restricted Stock may consist, either in whole or in part, of the Company's authorized and unissued Common Stock or shares of the Company's authorized and issued Common Stock reacquired by the Company and held in its Treasury.

         2. RESTRICTIONS ON SHARES. During the Restricted Period (as described in paragraph 4):

(a) Shares of Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered.

(b) The certificate representing such shares shall be registered in the name of the Executive shall be deposited with the Company, together with a stock power (in such form as the Company may determine) and shall be imprinted with a legend as referred to in paragraph 4.

(c) Subject to paragraph (d) below, the Executive shall be treated as a stockholder with respect to shares of Restricted Stock, including the right to vote such shares; provided, however, the Executive shall not be entitled to vote shares of Restricted Stock with respect to record dates occurring on or after the date, if any, on which the Executive has forfeited such shares pursuant to paragraph 4.

(d) As of each dividend record date for Company Common Stock occurring on or after the date of grant of shares of Restricted Stock under this Agreement and prior to the date such shares become vested or are forfeited (i) no dividends shall be currently payable to the Executive with respect to such shares; and (ii) an account established by the Company for the benefit of the Executive shall be credited with the amount of dividends which would have been paid with respect to such shares in the absence of clause (i) above). Amounts credited to the account shall be credited with interest at the rate of 5% per year until distribution. The Executive shall be fully vested in all amounts credited to the account balance (regardless of the subsequent vesting or forfeiture of the shares). The balance credited to the Executive's account shall be distributed to the Executive in cash as soon as practicable after the Executive's termination of employment with the Company and its affiliates for any reason.

         3. TRANSFERS AT TERMINATION OF RESTRICTED PERIOD. At the end of the Restricted Period, the certificate representing such share shall be transferred to the Executive (or the Executive's legal representative or heir) free of all legends and restrictions referred to in this Agreement.

         4. VESTING AND FORFEITURES. The Restricted Period shall begin on the Grant Date, and end on the third anniversary thereof (the "Vesting Date"). As of the Vesting Date, the amount of such Restricted Stock which will vest will be determined by reference to the Company's TRS Percentile (as defined below) for the three-year period preceding such Vesting Date in accordance with the following schedule:

========================================================     ==================
 Company's TRS Percentile for Three-Year Period Prior to     Shares Vested on
                       Vesting Date                          Such Vesting Date
--------------------------------------------------------     ------------------
                      70% or Higher                               10,500
                     Above 60% to 70%                             8,400
                     Above 50% to 60%                             6,300
                     Above 40% to 50%                             4,200
                      40% and below                                 0
 =======================================================     ==================

For purposes of the foregoing schedule, "TRS Percentile" means, for the period in question, the total return to the holders of Common Stock of the Company (including dividends and distributions, and assuming they are reinvested) as compared to the total return to holders of common stock of the companies (including dividends and distributions, and assuming they are reinvested) which comprise the Standard & Poor's 500 during such period, as determined in accordance with recognized financial practices and pursuant to publicly available sources. For this purpose, the price of Ethan Allen Common Stock (but not the price of the stock of other companies which comprise the Standard & Poor's 500) at the beginning and the end of such period shall be equal to the average Fair Market Value (as that term is defined in the Plan) of a share of Common Stock for the days on which the Common Stock is traded on the New York Stock Exchange during the 60-calendar-day periods ending on the Grant Date and the third anniversary of the Grant Date, respectively.

         Any shares of Restricted Stock which do not vest on the Vesting Date shall be immediately forfeited by the Executive, and returned and released to the Company, and the Executive thereafter shall have no further rights with respect to such shares.

         During the Restricted Period, all certificates evidencing the Restricted Stock will be imprinted will the following legend: "The securities evidenced by this certificate are subject to the transfer restrictions, forfeitures and other provisions of the Restricted Stock Agreement, dated as of August 1, 2002, between Ethan Allen Interiors, Inc. and M. Farooq Kathwari."

5. CHANGE IN CONTROL. Notwithstanding the provisions of paragraph 4, the Restricted Period for all shares of Restricted Stock will end not later than the date of a Change in Control, if the Executive is then employed by the Company and such shares were not previously forfeited in accordance with paragraph 4. For purposes of this Agreement, a "Change in Control" shall occur upon the occurrence of any of the following:

(a) the Board or the shareholders of the Company or Ethan Allen Inc., a Delaware corporation and a wholly owned subsidiary of the Company (the "Subsidiary"), either or both, as may be required to authorize the same, shall approve (i) any liquidation of the Company or the Subsidiary, or the sale of substantially all of the assets of the Company and the Subsidiary taken as a whole, or (ii) any merger, consolidation and/or other business combination involving the Company or the Subsidiary or any combination of any such transactions (a "Transaction"), other than a Transaction (A) involving only the Company and the Subsidiary, or (B) immediately after which the shareholders of the Company who were shareholders immediately prior to the transaction continue to own beneficially, directly or indirectly, in substantially similar proportions to those in effect immediately prior to such transaction more than 50% of the then outstanding voting securities of the Company or the survivor or any parent thereof, as applicable;

(b) any Person (as defined below) or group (as such term is defined in Rule 13d-5 of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) of related Persons (other than the Company, an employee benefit plan sponsored by the Company or the Subsidiary, or a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportion as their ownership of the stock of the Company) shall beneficially own, directly or indirectly, more than 50% of the then outstanding voting stock of the Company or the Subsidiary (for purposes of this Agreement, "Person(s)" means any individual, entity, or other person, as defined in Section 3(a)(9) of the Exchange Act, and as used in Sections 13(d) and 14(d) thereof; or

(c) the Board or the Company shall authorize, approve or engage in any Business Combination with an Interested Person, each as defined in Article Fifth of the Company's Restated Certificate of Incorporation.

         6. ADJUSTMENTS TO NUMBER OF SHARES. Subject to the following provisions of this paragraph 6 in the event of any change in the outstanding shares of common stock of the Company by reason of any stock dividend, split, spinoff, recapitalization or other similar change, the terms and the number of shares of any outstanding Restricted Stock shall be equitably adjusted by the Company to the extent that such adjustment is necessary to preserve the benefit of this Agreement for the Executive and the Company.

         7. AGREEMENT NOT CONTRACT OF EMPLOYMENT. This Agreement does not constitute a contract of employment, and does not give the Executive the right to be retained in the employ of the Company.

         8. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon, and inure to the benefit of, the Company and its successors and assigns, and upon any person acquiring, whether by merger, consolidation, purchase of assets or otherwise, all or substantially all of the Company's assets and business.

         9. APPLICABLE LAW. The provisions of this Agreement shall be construed in accordance with the laws of the State of New York, without giving effect to choice of law principles. Notwithstanding any other provision of this Agreement to the contrary, the Company may subject shares of stock transferred pursuant to this Agreement to such conditions, limitations or restrictions as the Company determines to be necessary or desirable to comply with any applicable law or regulation.

         10. AMENDMENT. This Agreement may be amended by written agreement of the Executive and the Company, without the consent of any other person.

         11. PLAN AMENDMENT. The Plan is hereby amended to permit the award set forth in this agreement, and the officers of the Company are authorized to modify the Plan language to reflect such amendment.


         IN WITNESS WHEREOF, the Executive has hereunto set his hand and the Company has caused these presents to be executed in its name and on its behalf, all as of the Grant Date.





                                               /s/ M. Farooq Kathwari
                                       -----------------------------------------
                                                  M. Farooq Kathwari



                                       ETHAN ALLEN INTERIORS INC.

                                               /s/ Edward Meyer
                                       -----------------------------------------
                                       By:   Edward Meyer
                                       Its:  Chairman, Compensation Committee

Exhibit A-2
-----------
                           RESTRICTED STOCK AGREEMENT

         THIS AGREEMENT, dated as of July 1, 2003 (the "Agreement Date"), by and between Ethan Allen Interiors, Inc. (the "Company") and M. Farooq Kathwari (the "Executive").

                                WITNESSETH THAT:

         WHEREAS, the Company and Executive have entered into an Employment Agreement, dated as of August 1, 2002 (as amended in accordance with its terms, the "Employment Agreement"); and

         WHEREAS, the Company maintains the Ethan Allen Interiors Inc. 1992 Stock Option Plan (the "Plan"); and

         WHEREAS, the Participant has been selected by the Compensation Committee of the Board of Directors of the Company (the "Committee") to receive an award under the Plan in accordance with the Employment Agreement, and this Restricted Stock Agreement is being entered into pursuant to Section 5.2(b) thereof;

         NOW THEREFORE, IT IS AGREED between the Company and the Executive as follows:

         1. AWARD. Pursuant to Section 5.2(b) of the Employment Agreement, and subject to the terms of this Agreement and the Employment Agreement, the Executive is granted as of July 1, 2003 (the "Grant Date"), 10,500 shares of common stock, par value $.01 per share ("Common Stock") as of the Grant Date (all such shares, collectively, the "Restricted Stock"). The award is subject to
Section 6 of the Employment Agreement. Such shares of Restricted Stock may consist, either in whole or in part, of the Company's authorized and unissued Common Stock or shares of the Company's authorized and issued Common Stock reacquired by the Company and held in its Treasury.

         2. RESTRICTIONS ON SHARES. During the Restricted Period (as described in paragraph 4):

(a) Shares of Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered.

(b) The certificate representing such shares shall be registered in the name of the Executive shall be deposited with the Company, together with a stock power (in such form as the Company may determine) and shall be imprinted with a legend as referred to in paragraph 4.

(c) Subject to paragraph (d) below, the Executive shall be treated as a stockholder with respect to shares of Restricted Stock, including the right to vote such shares; provided, however, the Executive shall not be entitled to vote shares of Restricted Stock with respect to record dates occurring on or after the date, if any, on which the Executive has forfeited such shares pursuant to paragraph 4.

(d) As of each dividend record date for Company Common Stock occurring on or after the date of grant of shares of Restricted Stock under this Agreement and prior to the date such shares become vested or are forfeited (i) no dividends shall be currently payable to the Executive with respect to such shares; and (ii) an account established by the Company for the benefit of the Executive shall be credited with the amount of dividends which would have been paid with respect to such shares in the absence of clause (i) above). Amounts credited to the account shall be credited with interest at the rate of 5% per year until distribution. The Executive shall be fully vested in all amounts credited to the account balance (regardless of the subsequent vesting or forfeiture of the shares). The balance credited to the Executive's account shall be distributed to the Executive in cash as soon as practicable after the Executive's termination of employment with the Company and its affiliates for any reason.

         3. TRANSFERS AT TERMINATION OF RESTRICTED PERIOD. At the end of the Restricted Period, the certificate representing such share shall be transferred to the Executive (or the Executive's legal representative or heir) free of all legends and restrictions referred to in this Agreement.

         4. VESTING AND FORFEITURES. The Restricted Period shall begin on the Grant Date, and end on the third anniversary thereof (the "Vesting Date"). As of the Vesting Date, the amount of such Restricted Stock which will vest will be determined by reference to the Company's TRS Percentile (as defined below) for the three-year period preceding such Vesting Date in accordance with the following schedule:

========================================================    ==================
 Company's TRS Percentile for Three-Year Period Prior to    Shares Vested on
                       Vesting Date                         Such Vesting Date
 -------------------------------------------------------    ------------------

                      70% or Higher                               10,500
                     Above 60% to 70%                             8,400
                     Above 50% to 60%                             6,300
                     Above 40% to 50%                             4,200
                      40% and below                                 0
 =======================================================    =================

For purposes of the foregoing schedule, "TRS Percentile" means, for the period in question, the total return to the holders of Common Stock of the Company (including dividends and distributions, and assuming they are reinvested) as compared to the total return to holders of common stock of the companies (including dividends and distributions, and assuming they are reinvested) which comprise the Standard & Poor's 500 during such period, as determined in accordance with recognized financial practices and pursuant to publicly available sources. For this purpose, the price of Ethan Allen Common Stock (but not the price of the stock of other companies which comprise the Standard & Poor's 500) at the beginning and the end of such period shall be equal to the average Fair Market Value (as that term is defined in the Plan) of a share of Common Stock for the days on which the Common Stock is traded on the New York Stock Exchange during the 60-calendar-day periods ending on the Grant Date and the third anniversary of the date of the Grant Date, respectively.

         Any shares of Restricted Stock which do not vest on the Vesting Date shall be immediately forfeited by the Executive, and returned and released to the Company, and the Executive thereafter shall have no further rights with respect to such shares.

         During the Restricted Period, all certificates evidencing the Restricted Stock will be imprinted will the following legend: "The securities evidenced by this certificate are subject to the transfer restrictions, forfeitures and other provisions of the Restricted Stock Agreement, dated as of August 1, 2002, between Ethan Allen Interiors, Inc. and M. Farooq Kathwari."

         5. CHANGE IN CONTROL. Notwithstanding the provisions of paragraph 4, the Restricted Period for all shares of Restricted Stock will end not later than the date of a Change in Control, if the Executive is then employed by the Company and such shares were not previously forfeited in accordance with paragraph 4. For purposes of this Agreement, a "Change in Control" shall occur upon the occurrence of any of the following:

(a) the Board or the shareholders of the Company or Ethan Allen Inc., a Delaware corporation and a wholly owned subsidiary of the Company (the "Subsidiary"), either or both, as may be required to authorize the same, shall approve (i) any liquidation of the Company or the Subsidiary, or the sale of substantially all of the assets of the Company and the Subsidiary taken as a whole, or (ii) any merger, consolidation and/or other business combination involving the Company or the Subsidiary or any combination of any such transactions (a "Transaction"), other than a Transaction (A) involving only the Company and the Subsidiary, or (B) immediately after which the shareholders of the Company who were shareholders immediately prior to the transaction continue to own beneficially, directly or indirectly, in substantially similar proportions to those in effect immediately prior to such transaction more than 50% of the then outstanding voting securities of the Company or the survivor or any parent thereof, as applicable;

(b) any Person (as defined below) or group (as such term is defined in Rule 13d-5 of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) of related Persons (other than the Company, an employee benefit plan sponsored by the Company or the Subsidiary, or a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportion as their ownership of the stock of the Company) shall beneficially own, directly or indirectly, more than 50% of the then outstanding voting stock of the Company or the Subsidiary (for purposes of this Agreement, "Person(s)" means any individual, entity, or other person, as defined in Section 3(a)(9) of the Exchange Act, and as used in Sections 13(d) and 14(d) thereof; or

(c) the Board or the Company shall authorize, approve or engage in any Business Combination with an Interested Person, each as defined in Article Fifth of the Company's Restated Certificate of Incorporation.

         6. ADJUSTMENTS TO NUMBER OF SHARES. Subject to the following provisions of this paragraph 6 in the event of any change in the outstanding shares of common stock of the Company by reason of any stock dividend, split, spinoff, recapitalization or other similar change, the terms and the number of shares of any outstanding Restricted Stock shall be equitably adjusted by the Company to the extent that such adjustment is necessary to preserve the benefit of this Agreement for the Executive and the Company.

         7. AGREEMENT NOT CONTRACT OF EMPLOYMENT. This Agreement does not constitute a contract of employment, and does not give the Executive the right to be retained in the employ of the Company.

         8. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon, and inure to the benefit of, the Company and its successors and assigns, and upon any person acquiring, whether by merger, consolidation, purchase of assets or otherwise, all or substantially all of the Company's assets and business.

         9. APPLICABLE LAW. The provisions of this Agreement shall be construed in accordance with the laws of the State of New York, without giving effect to choice of law principles. Notwithstanding any other provision of this Agreement to the contrary, the Company may subject shares of stock transferred pursuant to this Agreement to such conditions, limitations or restrictions as the Company determines to be necessary or desirable to comply with any applicable law or regulation.

         10. AMENDMENT. This Agreement may be amended by written agreement of the Executive and the Company, without the consent of any other person.

         11. PLAN AMENDMENT. The Plan is hereby amended to permit the award set forth in this agreement, and the officers of the Company are authorized to modify the Plan language to reflect such amendment.

         IN WITNESS WHEREOF, the Executive has hereunto set his hand and the Company has caused these presents to be executed in its name and on its behalf, all as of the Grant Date.


                                               /s/ M. Farooq Kathwari
                                       -----------------------------------------
                                                   M. Farooq Kathwari



                                       ETHAN ALLEN INTERIORS INC.

                                               /s/ Edward Meyer
                                       -----------------------------------------
                                       By:   Edward Meyer
                                       Its:  Chairman, Compensation Committee

Exhibit A-3
------------

                           RESTRICTED STOCK AGREEMENT

     THIS AGREEMENT, dated as of July 1, 2004 (the "Agreement Date"), by and between Ethan Allen Interiors, Inc. (the "Company") and M. Farooq Kathwari (the "Executive").

                                WITNESSETH THAT:

         WHEREAS, the Company and Executive have entered into an Employment Agreement, dated as of August 1, 2002 (as amended in accordance with its terms, the "Employment Agreement"); and

     WHEREAS, the Company maintains the Ethan Allen Interiors Inc. 1992 Stock Option Plan (the "Plan"); and

         WHEREAS, the Participant has been selected by the Compensation Committee of the Board of Directors of the Company (the "Committee") to receive an award under the Plan in accordance with the Employment Agreement, and this Restricted Stock Agreement is being entered into pursuant to Section 5.2(b) thereof;

         NOW THEREFORE, IT IS AGREED between the Company and the Executive as follows:

     1. AWARD. Pursuant to Section 5.2(b) of the Employment Agreement, and subject to the terms of this Agreement and the Employment Agreement, the Executive is granted as of July 1, 2004 (the "Grant Date"), 10,500 shares of common stock, par value $.01 per share ("Common Stock") as of the Grant Date (all such shares, collectively, the "Restricted Stock"). The award is subject to
Section 6 of the Employment Agreement. Such shares of Restricted Stock may consist, either in whole or in part, of the Company's authorized and unissued Common Stock or shares of the Company's authorized and issued Common Stock reacquired by the Company and held in its Treasury.

     2. RESTRICTIONS ON SHARES. During the Restricted Period (as described in paragraph 4):


(a) Shares of Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered.

(b) The certificate representing such shares shall be registered in the name of the Executive shall be deposited with the Company, together with a stock power (in such form as the Company may determine) and shall be imprinted with a legend as referred to in paragraph 4.

(c) Subject to paragraph (d) below, the Executive shall be treated as a stockholder with respect to shares of Restricted Stock, including the right to vote such shares; provided, however, the Executive shall not be entitled to vote shares of Restricted Stock with respect to record dates occurring on or after the date, if any, on which the Executive has forfeited such shares pursuant to paragraph 4.

(d) As of each dividend record date for Company Common Stock occurring on or after the date of grant of shares of Restricted Stock under this Agreement and prior to the date such shares become vested or are forfeited (i) no dividends shall be currently payable to the Executive with respect to such shares; and (ii) an account established by the Company for the benefit of the Executive shall be credited with the amount of dividends which would have been paid with respect to such shares in the absence of clause (i) above). Amounts credited to the account shall be credited with interest at the rate of 5% per year until distribution. The Executive shall be fully vested in all amounts credited to the account balance (regardless of the subsequent vesting or forfeiture of the shares). The balance credited to the Executive's account shall be distributed to the Executive in cash as soon as practicable after the Executive's termination of employment with the Company and its affiliates for any reason.

         3. TRANSFERS AT TERMINATION OF RESTRICTED PERIOD. At the end of the Restricted Period, the certificate representing such share shall be transferred to the Executive (or the Executive's legal representative or heir) free of all legends and restrictions referred to in this Agreement.

         4. VESTING AND FORFEITURES. The Restricted Period shall begin on the Grant Date, and end on the third anniversary thereof (the "Vesting Date"). As of the Vesting Date, the amount of such Restricted Stock which will vest will be determined by reference to the Company's TRS Percentile (as defined below) for the three-year period preceding such Vesting Date in accordance with the following schedule:

========================================================   ====================
 Company's TRS Percentile for Three-Year Period Prior to   Shares Vested on
                       Vesting Date                        Such Vesting Date
--------------------------------------------------------   --------------------
                      70% or Higher                              10,500
                     Above 60% to 70%                            8,400
                     Above 50% to 60%                            6,300
                     Above 40% to 50%                            4,200
                      40% and below                                0
 =======================================================   ====================

For purposes of the foregoing schedule, "TRS Percentile" means, for the period in question, the total return to the holders of Common Stock of the Company (including dividends and distributions, and assuming they are reinvested) as compared to the total return to holders of common stock of the companies (including dividends and distributions, and assuming they are reinvested) which comprise the Standard & Poor's 500 during such period, as determined in accordance with recognized financial practices and pursuant to publicly available sources. For this purpose, the price of Ethan Allen Common Stock (but not the price of the stock of other companies which comprise the Standard & Poor's 500) at the beginning and the end of such period shall be equal to the average Fair Market Value (as that term is defined in the Plan) of a share of Common Stock for the days on which the Common Stock is traded on the New York Stock Exchange during the 60-calendar-day periods ending on the Grant Date and the third anniversary of the date of the Grant Date, respectively.

         Any shares of Restricted Stock which do not vest on the Vesting Date shall be immediately forfeited by the Executive, and returned and released to the Company, and the Executive thereafter shall have no further rights with respect to such shares.

         During the Restricted Period, all certificates evidencing the Restricted Stock will be imprinted will the following legend: "The securities evidenced by this certificate are subject to the transfer restrictions, forfeitures and other provisions of the Restricted Stock Agreement, dated as of August 1, 2002, between Ethan Allen Interiors, Inc. and M. Farooq Kathwari."

         5. CHANGE IN CONTROL. Notwithstanding the provisions of paragraph 4, the Restricted Period for all shares of Restricted Stock will end not later than the date of a Change in Control, if the Executive is then employed by the Company and such shares were not previously forfeited in accordance with paragraph 4. For purposes of this Agreement, a "Change in Control" shall occur upon the occurrence of any of the following:

(a) the Board or the shareholders of the Company or Ethan Allen Inc., a Delaware corporation and a wholly owned subsidiary of the Company (the "Subsidiary"), either or both, as may be required to authorize the same, shall approve (i) any liquidation of the Company or the Subsidiary, or the sale of substantially all of the assets of the Company and the Subsidiary taken as a whole, or (ii) any merger, consolidation and/or other business combination involving the Company or the Subsidiary or any combination of any such transactions (a "Transaction"), other than a Transaction (A) involving only the Company and the Subsidiary, or (B) immediately after which the shareholders of the Company who were shareholders immediately prior to the transaction continue to own beneficially, directly or indirectly, in substantially similar proportions to those in effect immediately prior to such transaction more than 50% of the then outstanding voting securities of the Company or the survivor or any parent thereof, as applicable;

(b) any Person (as defined below) or group (as such term is defined in Rule 13d-5 of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) of related Persons (other than the Company, an employee benefit plan sponsored by the Company or the Subsidiary, or a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportion as their ownership of the stock of the Company) shall beneficially own, directly or indirectly, more than 50% of the then outstanding voting stock of the Company or the Subsidiary (for purposes of this Agreement, "Person(s)" means any individual, entity, or other person, as defined in Section 3(a)(9) of the Exchange Act, and as used in Sections 13(d) and 14(d) thereof; or

(c) the Board or the Company shall authorize, approve or engage in any Business Combination with an Interested Person, each as defined in Article Fifth of the Company's Restated Certificate of Incorporation.

         6. ADJUSTMENTS TO NUMBER OF SHARES. Subject to the following provisions of this paragraph 6 in the event of any change in the outstanding shares of common stock of the Company by reason of any stock dividend, split, spinoff, recapitalization or other similar change, the terms and the number of shares of any outstanding Restricted Stock shall be equitably adjusted by the Company to the extent that such adjustment is necessary to preserve the benefit of this Agreement for the Executive and the Company.

         7. AGREEMENT NOT CONTRACT OF EMPLOYMENT. This Agreement does not constitute a contract of employment, and does not give the Executive the right to be retained in the employ of the Company.

         8. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon, and inure to the benefit of, the Company and its successors and assigns, and upon any person acquiring, whether by merger, consolidation, purchase of assets or otherwise, all or substantially all of the Company's assets and business.

         9. APPLICABLE LAW. The provisions of this Agreement shall be construed in accordance with the laws of the State of New York, without giving effect to choice of law principles. Notwithstanding any other provision of this Agreement to the contrary, the Company may subject shares of stock transferred pursuant to this Agreement to such conditions, limitations or restrictions as the Company determines to be necessary or desirable to comply with any applicable law or regulation.

         10. AMENDMENT. This Agreement may be amended by written agreement of the Executive and the Company, without the consent of any other person.

         11. PLAN AMENDMENT. The Plan is hereby amended to permit the award set forth in this agreement, and the officers of the Company are authorized to modify the Plan language to reflect such amendment.


         IN WITNESS WHEREOF, the Executive has hereunto set his hand and the Company has caused these presents to be executed in its name and on its behalf, all as of the Grant Date.




                                               /s/ M. Farooq Kathwari
                                       -----------------------------------------
                                                   M. Farooq Kathwari



                                       ETHAN ALLEN INTERIORS INC.

                                               /s/ Edward Meyer
                                       -----------------------------------------
                                       By:   Edward Meyer
                                       Its:  Chairman, Compensation Committee

Exhibit A-4
-----------
                           RESTRICTED STOCK AGREEMENT

         THIS AGREEMENT, dated as of July 1, 2005 (the "Agreement Date"), by and between Ethan Allen Interiors, Inc. (the "Company") and M. Farooq Kathwari (the "Executive").

                                WITNESSETH THAT:

         WHEREAS, the Company and Executive have entered into an Employment Agreement, dated as of August 1, 2002 (as amended in accordance with its terms, the "Employment Agreement"); and

         WHEREAS, the Company maintains the Ethan Allen Interiors Inc. 1992 Stock Option Plan (the "Plan"); and

         WHEREAS, the Participant has been selected by the Compensation Committee of the Board of Directors of the Company (the "Committee") to receive an award under the Plan in accordance with the Employment Agreement, and this Restricted Stock Agreement is being entered into pursuant to Section 5.2(b) thereof;

         NOW THEREFORE, IT IS AGREED between the Company and the Executive as follows:

         1. AWARD. Pursuant to Section 5.2(b) of the Employment Agreement, and subject to the terms of this Agreement and the Employment Agreement, the Executive is granted as of July 1, 2005 (the "Grant Date"), 10,500 shares of common stock, par value $.01 per share ("Common Stock") as of the Grant Date (all such shares, collectively, the "Restricted Stock"). The award is subject to
Section 6 of the Employment Agreement. Such shares of Restricted Stock may consist, either in whole or in part, of the Company's authorized and unissued Common Stock or shares of the Company's authorized and issued Common Stock reacquired by the Company and held in its Treasury.

         2. RESTRICTIONS ON SHARES. During the Restricted Period (as described in paragraph 4):


(a) Shares of Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered.

(b) The certificate representing such shares shall be registered in the name of the Executive shall be deposited with the Company, together with a stock power (in such form as the Company may determine) and shall be imprinted with a legend as referred to in paragraph 4.

(c) Subject to paragraph (d) below, the Executive shall be treated as a stockholder with respect to shares of Restricted Stock, including the right to vote such shares; provided, however, the Executive shall not be entitled to vote shares of Restricted Stock with respect to record dates occurring on or after the date, if any, on which the Executive has forfeited such shares pursuant to paragraph 4.

(d) As of each dividend record date for Company Common Stock occurring on or after the date of grant of shares of Restricted Stock under this Agreement and prior to the date such shares become vested or are forfeited (i) no dividends shall be currently payable to the Executive with respect to such shares; and (ii) an account established by the Company for the benefit of the Executive shall be credited with the amount of dividends which would have been paid with respect to such shares in the absence of clause (i) above). Amounts credited to the account shall be credited with interest at the rate of 5% per year until distribution. The Executive shall be fully vested in all amounts credited to the account balance (regardless of the subsequent vesting or forfeiture of the shares). The balance credited to the Executive's account shall be distributed to the Executive in cash as soon as practicable after the Executive's termination of employment with the Company and its affiliates for any reason.

         3. TRANSFERS AT TERMINATION OF RESTRICTED PERIOD. At the end of the Restricted Period, the certificate representing such share shall be transferred to the Executive (or the Executive's legal representative or heir) free of all legends and restrictions referred to in this Agreement.

         4. VESTING AND FORFEITURES. The Restricted Period shall begin on the Grant Date, and end on the third anniversary thereof (the "Vesting Date"). As of the Vesting Date, the amount of such Restricted Stock which will vest will be determined by reference to the Company's TRS Percentile (as defined below) for the three-year period preceding such Vesting Date in accordance with the following schedule:

========================================================     ==================
 Company's TRS Percentile for Three-Year Period Prior to     Shares Vested on
                       Vesting Date                          Such Vesting Date
--------------------------------------------------------     ------------------
                       70% or Higher                             10,500
                      Above 60% to 70%                            8,400
                      Above 50% to 60%                            6,300
                      Above 40% to 50%                            4,200
                       40% and below                                0
 =======================================================     ==================

For purposes of the foregoing schedule, "TRS Percentile" means, for the period in question, the total return to the holders of Common Stock of the Company (including dividends and distributions, and assuming they are reinvested) as compared to the total return to holders of common stock of the companies (including dividends and distributions, and assuming they are reinvested) which comprise the Standard & Poor's 500 during such period, as determined in accordance with recognized financial practices and pursuant to publicly available sources. For this purpose, the price of Ethan Allen Common Stock (but not the price of the stock of other companies which comprise the Standard & Poor's 500) at the beginning and the end of such period shall be equal to the average Fair Market Value (as that term is defined in the Plan) of a share of Common Stock for the days on which the Common Stock is traded on the New York Stock Exchange during the 60-calendar-day periods ending on the Grant Date and the third anniversary of the date of the Grant Date, respectively.

         Any shares of Restricted Stock which do not vest on the Vesting Date shall be immediately forfeited by the Executive, and returned and released to the Company, and the Executive thereafter shall have no further rights with respect to such shares.

         During the Restricted Period, all certificates evidencing the Restricted Stock will be imprinted will the following legend: "The securities evidenced by this certificate are subject to the transfer restrictions, forfeitures and other provisions of the Restricted Stock Agreement, dated as of August 1, 2002, between Ethan Allen Interiors, Inc. and M. Farooq Kathwari."

         5. CHANGE IN CONTROL. Notwithstanding the provisions of paragraph 4, the Restricted Period for all shares of Restricted Stock will end not later than the date of a Change in Control, if the Executive is then employed by the Company and such shares were not previously forfeited in accordance with paragraph 4. For purposes of this Agreement, a "Change in Control" shall occur upon the occurrence of any of the following:

(a) the Board or the shareholders of the Company or Ethan Allen Inc., a Delaware corporation and a wholly owned subsidiary of the Company (the "Subsidiary"), either or both, as may be required to authorize the same, shall approve (i) any liquidation of the Company or the Subsidiary, or the sale of substantially all of the assets of the Company and the Subsidiary taken as a whole, or (ii) any merger, consolidation and/or other business combination involving the Company or the Subsidiary or any combination of any such transactions (a "Transaction"), other than a Transaction (A) involving only the Company and the Subsidiary, or (B) immediately after which the shareholders of the Company who were shareholders immediately prior to the transaction continue to own beneficially, directly or indirectly, in substantially similar proportions to those in effect immediately prior to such transaction more than 50% of the then outstanding voting securities of the Company or the survivor or any parent thereof, as applicable;

(b) any Person (as defined below) or group (as such term is defined in Rule 13d-5 of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) of related Persons (other than the Company, an employee benefit plan sponsored by the Company or the Subsidiary, or a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportion as their ownership of the stock of the Company) shall beneficially own, directly or indirectly, more than 50% of the then outstanding voting stock of the Company or the Subsidiary (for purposes of this Agreement, "Person(s)" means any individual, entity, or other person, as defined in Section 3(a)(9) of the Exchange Act, and as used in Sections 13(d) and 14(d) thereof; or

(c) the Board or the Company shall authorize, approve or engage in any Business Combination with an Interested Person, each as defined in Article Fifth of the Company's Restated Certificate of Incorporation.

         6. ADJUSTMENTS TO NUMBER OF SHARES. Subject to the following provisions of this paragraph 6 in the event of any change in the outstanding shares of common stock of the Company by reason of any stock dividend, split, spinoff, recapitalization or other similar change, the terms and the number of shares of any outstanding Restricted Stock shall be equitably adjusted by the Company to the extent that such adjustment is necessary to preserve the benefit of this Agreement for the Executive and the Company.

         7. AGREEMENT NOT CONTRACT OF EMPLOYMENT. This Agreement does not constitute a contract of employment, and does not give the Executive the right to be retained in the employ of the Company.

         8. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon, and inure to the benefit of, the Company and its successors and assigns, and upon any person acquiring, whether by merger, consolidation, purchase of assets or otherwise, all or substantially all of the Company's assets and business.

         9. APPLICABLE LAW. The provisions of this Agreement shall be construed in accordance with the laws of the State of New York, without giving effect to choice of law principles. Notwithstanding any other provision of this Agreement to the contrary, the Company may subject shares of stock transferred pursuant to this Agreement to such conditions, limitations or restrictions as the Company determines to be necessary or desirable to comply with any applicable law or regulation.

         10. AMENDMENT. This Agreement may be amended by written agreement of the Executive and the Company, without the consent of any other person.

         11. PLAN AMENDMENT. The Plan is hereby amended to permit the award set forth in this agreement, and the officers of the Company are authorized to modify the Plan language to reflect such amendment.


         IN WITNESS WHEREOF, the Executive has hereunto set his hand and the Company has caused these presents to be executed in its name and on its behalf, all as of the Grant Date.



                                               /s/ M. Farooq Kathwari
                                       -----------------------------------------
                                                   M. Farooq Kathwari



                                       ETHAN ALLEN INTERIORS INC.

                                               /s/ Edward Meyer
                                       -----------------------------------------
                                       By:   Edward Meyer
                                       Its:  Chairman, Compensation Committee

Exhibit A-5
-----------
                           RESTRICTED STOCK AGREEMENT

         THIS AGREEMENT, dated as of July 1, 2006 (the "Agreement Date"), by and between Ethan Allen Interiors, Inc. (the "Company") and M. Farooq Kathwari (the "Executive").

                                WITNESSETH THAT:

         WHEREAS, the Company and Executive have entered into an Employment Agreement, dated as of August 1, 2002 (as amended in accordance with its terms, the "Employment Agreement"); and

         WHEREAS, the Company maintains the Ethan Allen Interiors Inc. 1992 Stock Option Plan (the "Plan"); and

         WHEREAS, the Participant has been selected by the Compensation Committee of the Board of Directors of the Company (the "Committee") to receive an award under the Plan in accordance with the Employment Agreement, and this Restricted Stock Agreement is being entered into pursuant to Section 5.2(b) thereof;

         NOW THEREFORE, IT IS AGREED between the Company and the Executive as follows:

         1. AWARD. Pursuant to Section 5.2(b) of the Employment Agreement, and subject to the terms of this Agreement and the Employment Agreement, the Executive is granted as of July 1, 2006 (the "Grant Date"), 10,500 shares of common stock, par value $.01 per share ("Common Stock") as of the Grant Date (all such shares, collectively, the "Restricted Stock"). The award is subject to
Section 6 of the Employment Agreement. Such shares of Restricted Stock may consist, either in whole or in part, of the Company's authorized and unissued Common Stock or shares of the Company's authorized and issued Common Stock reacquired by the Company and held in its Treasury.

         2. RESTRICTIONS ON SHARES. During the Restricted Period (as described in paragraph 4):

(a) Shares of Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered.

(b) The certificate representing such shares shall be registered in the name of the Executive shall be deposited with the Company, together with a stock power (in such form as the Company may determine) and shall be imprinted with a legend as referred to in paragraph 4.

(c) Subject to paragraph (d) below, the Executive shall be treated as a stockholder with respect to shares of Restricted Stock, including the right to vote such shares; provided, however, the Executive shall not be entitled to vote shares of Restricted Stock with respect to record dates occurring on or after the date, if any, on which the Executive has forfeited such shares pursuant to paragraph 4.

(d) As of each dividend record date for Company Common Stock occurring on or after the date of grant of shares of Restricted Stock under this Agreement and prior to the date such shares become vested or are forfeited (i) no dividends shall be currently payable to the Executive with respect to such shares; and (ii) an account established by the Company for the benefit of the Executive shall be credited with the amount of dividends which would have been paid with respect to such shares in the absence of clause (i) above). Amounts credited to the account shall be credited with interest at the rate of 5% per year until distribution. The Executive shall be fully vested in all amounts credited to the account balance (regardless of the subsequent vesting or forfeiture of the shares). The balance credited to the Executive's account shall be distributed to the Executive in cash as soon as practicable after the Executive's termination of employment with the Company and its affiliates for any reason.

         3. TRANSFERS AT TERMINATION OF RESTRICTED PERIOD. At the end of the Restricted Period, the certificate representing such share shall be transferred to the Executive (or the Executive's legal representative or heir) free of all legends and restrictions referred to in this Agreement.

         4. VESTING AND FORFEITURES. The Restricted Period shall begin on the Grant Date, and end on the third anniversary thereof (the "Vesting Date"). As of the Vesting Date, the amount of such Restricted Stock which will vest will be determined by reference to the Company's TRS Percentile (as defined below) for the three-year period preceding such Vesting Date in accordance with the following schedule:

=========================================================    =================
  Company's TRS Percentile for Three-Year Period Prior to    Shares Vested on
                        Vesting Date                         Such Vesting Date
---------------------------------------------------------    -----------------

                       70% or Higher                             10,500
                      Above 60% to 70%                            8,400
                      Above 50% to 60%                            6,300
                      Above 40% to 50%                            4,200
                       40% and below                                0
=========================================================    =================

For purposes of the foregoing schedule, "TRS Percentile" means, for the period in question, the total return to the holders of Common Stock of the Company (including dividends and distributions, and assuming they are reinvested) as compared to the total return to holders of common stock of the companies (including dividends and distributions, and assuming they are reinvested) which comprise the Standard & Poor's 500 during such period, as determined in accordance with recognized financial practices and pursuant to publicly available sources. For this purpose, the price of Ethan Allen Common Stock (but not the price of the stock of other companies which comprise the Standard & Poor's 500) at the beginning and the end of such period shall be equal to the average Fair Market Value (as that term is defined in the Plan) of a share of Common Stock for the days on which the Common Stock is traded on the New York Stock Exchange during the 60-calendar-day periods ending on the Grant Date and the third anniversary of the date of the Grant Date, respectively.

         Any shares of Restricted Stock which do not vest on the Vesting Date shall be immediately forfeited by the Executive, and returned and released to the Company, and the Executive thereafter shall have no further rights with respect to such shares.

         During the Restricted Period, all certificates evidencing the Restricted Stock will be imprinted will the following legend: "The securities evidenced by this certificate are subject to the transfer restrictions, forfeitures and other provisions of the Restricted Stock Agreement, dated as of August 1, 2002, between Ethan Allen Interiors, Inc. and M. Farooq Kathwari."

         5. CHANGE IN CONTROL. Notwithstanding the provisions of paragraph 4, the Restricted Period for all shares of Restricted Stock will end not later than the date of a Change in Control, if the Executive is then employed by the Company and such shares were not previously forfeited in accordance with paragraph 4. For purposes of this Agreement, a "Change in Control" shall occur upon the occurrence of any of the following:

(a) the Board or the shareholders of the Company or Ethan Allen Inc., a Delaware corporation and a wholly owned subsidiary of the Company (the "Subsidiary"), either or both, as may be required to authorize the same, shall approve (i) any liquidation of the Company or the Subsidiary, or the sale of substantially all of the assets of the Company and the Subsidiary taken as a whole, or (ii) any merger, consolidation and/or other business combination involving the Company or the Subsidiary or any combination of any such transactions (a "Transaction"), other than a Transaction (A) involving only the Company and the Subsidiary, or (B) immediately after which the shareholders of the Company who were shareholders immediately prior to the transaction continue to own beneficially, directly or indirectly, in substantially similar proportions to those in effect immediately prior to such transaction more than 50% of the then outstanding voting securities of the Company or the survivor or any parent thereof, as applicable;

(b) any Person (as defined below) or group (as such term is defined in Rule 13d-5 of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) of related Persons (other than the Company, an employee benefit plan sponsored by the Company or the Subsidiary, or a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportion as their ownership of the stock of the Company) shall beneficially own, directly or indirectly, more than 50% of the then outstanding voting stock of the Company or the Subsidiary (for purposes of this Agreement, "Person(s)" means any individual, entity, or other person, as defined in Section 3(a)(9) of the Exchange Act, and as used in Sections 13(d) and 14(d) thereof; or

(c) the Board or the Company shall authorize, approve or engage in any Business Combination with an Interested Person, each as defined in Article Fifth of the Company's Restated Certificate of Incorporation.

         6. ADJUSTMENTS TO NUMBER OF SHARES. Subject to the following provisions of this paragraph 6 in the event of any change in the outstanding shares of common stock of the Company by reason of any stock dividend, split, spinoff, recapitalization or other similar change, the terms and the number of shares of any outstanding Restricted Stock shall be equitably adjusted by the Company to the extent that such adjustment is necessary to preserve the benefit of this Agreement for the Executive and the Company.

         7. AGREEMENT NOT CONTRACT OF EMPLOYMENT. This Agreement does not constitute a contract of employment, and does not give the Executive the right to be retained in the employ of the Company.

         8. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon, and inure to the benefit of, the Company and its successors and assigns, and upon any person acquiring, whether by merger, consolidation, purchase of assets or otherwise, all or substantially all of the Company's assets and business.

         9. APPLICABLE LAW. The provisions of this Agreement shall be construed in accordance with the laws of the State of New York, without giving effect to choice of law principles. Notwithstanding any other provision of this Agreement to the contrary, the Company may subject shares of stock transferred pursuant to this Agreement to such conditions, limitations or restrictions as the Company determines to be necessary or desirable to comply with any applicable law or regulation.

         10. AMENDMENT. This Agreement may be amended by written agreement of the Executive and the Company, without the consent of any other person.

         11. PLAN AMENDMENT. The Plan is hereby amended to permit the award set forth in this agreement, and the officers of the Company are authorized to modify the Plan language to reflect such amendment.


         IN WITNESS WHEREOF, the Executive has hereunto set his hand and the Company has caused these presents to be executed in its name and on its behalf, all as of the Grant Date.




                                               /s/ M. Farooq Kathwari
                                       -----------------------------------------
                                                   M. Farooq Kathwari



                                       ETHAN ALLEN INTERIORS INC.

                                               /s/ Edward Meyer
                                       -----------------------------------------
                                       By:   Edward Meyer
                                       Its:  Chairman, Compensation Committee

Exhibit B - August 1, 2002 Grant Date
-------------------------------------


                             STOCK OPTION AGREEMENT

         THIS AGREEMENT, dated as of August 1, 2002 (the "Agreement Date") and entered into by and between Ethan Allen Interiors Inc. (the "Company") and M. Farooq Kathwari (the "Participant").

                                WITNESSETH THAT:
                                ---------------

         WHEREAS, the Company and Executive have entered into an Employment Agreement, dated as of August 1, 2002 (as amended in accordance with its terms, the "Employment Agreement"); and

         WHEREAS, the Company maintains the Ethan Allen Interiors Inc. 1992 Stock Option Plan (the "Plan"); and

         WHEREAS, the Participant has been selected by the Compensation Committee of the Board of Directors of the Company (the "Committee") to receive an award under the Plan in accordance with the Employment Agreement, and this Stock Option Agreement is being entered into pursuant to Section 5.2(c)(i) thereof;

         WHEREAS, to the extent not specified in the Plan, the terms of the award have been determined by the Committee and in accordance with the Employment Agreement and are set forth in this Agreement;

         NOW THEREFORE, IT IS AGREED between the Company and the Participant as follows:

         1. AWARD; OPTION PRICE. Subject to the terms of this Agreement, the Participant is granted, as of the date of this Agreement (the "Grant Date"), a "Stock Option" to purchase 600,000 shares of Common Stock, which is the number of the "Covered Shares," at a per share exercise price equal to the Fair Market Value (as that term is defined in the Plan) of a share of Common Stock on the New York Stock Exchange as of the Grant Date.

         2. VESTING; FORFEITURES. Subject to the limitations of this Agreement, each Installment of Covered Shares of the Stock Option shall be exercisable on and after the Vesting Date for such Installment as described in the following schedule (but, subject to the terms of the Employment Agreement, only if the Date of Termination has not occurred before the Vesting Date):

  -------------------------------   --------------------------------------------
            Installment             Vesting Date applicable to that Installment
  -------------------------------   --------------------------------------------
       33 1/3% of Covered Shares           First Anniversary of Grant Date
       33 1/3% of Covered Shares          Second Anniversary of Grant Date
       33 1/3% of Covered Shares           Third Anniversary of Grant Date
  -------------------------------   --------------------------------------------

Notwithstanding the foregoing provisions of this paragraph 2, the Stock Option shall become vested and exercisable not later than the time or times provided by the Employment Agreement. Except as otherwise provided in the Employment Agreement, the Stock Option may be exercised on or after  the Date of  Termination  only as to that  portion  of the  Covered
Shares for which it was exercisable immediately prior to the Date of Termination, or became exercisable upon the Date of Termination.

         3. CHANGE IN CONTROL. Notwithstanding the provisions of paragraph 2, the Stock Option will become immediately exercisable upon the occurrence of a Change in Control, if the Executive is then employed by the Company and such options have not previously been forfeited in accordance with paragraph 2. For purposes of this Agreement, a "Change in Control" shall occur upon the occurrence of any of the following:

(a) the Board or the shareholders of the Company or Ethan Allen Inc., a Delaware corporation and a wholly owned subsidiary of the Company (the "Subsidiary"), either or both, as may be required to authorize the same, shall approve (i) any liquidation of the Company or the Subsidiary, or the sale of substantially all of the assets of the Company and the Subsidiary taken as a whole, or (ii) any merger, consolidation and/or other business combination involving the Company or the Subsidiary or any combination of any such transactions (a "Transaction"), other than a Transaction (A) involving only the Company and the Subsidiary, or (B) immediately after which the shareholders of the Company who were shareholders immediately prior to the transaction continue to own beneficially, directly or indirectly, in substantially similar proportions to those in effect immediately prior to such transaction more than 50% of the then outstanding voting securities of the Company or the survivor or any parent thereof, as applicable;

(b) any Person (as defined below) or group (as such term is defined in Rule 13d-5 of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) of related Persons (other than the Company, an employee benefit plan sponsored by the Company or the Subsidiary, or a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportion as their ownership of the stock of the Company) shall beneficially own, directly or indirectly, more than 50% of the then outstanding voting stock of the Company or the Subsidiary (for purposes of this Agreement, "Person(s)" means any individual, entity, or other person, as defined in Section 3(a)(9) of the Exchange Act, and as used in Sections 13(d) and 14(d) thereof; or

(c) the Board or the Company shall authorize, approve or engage in any Business Combination with an Interested Person, each as defined in Article Fifth of the Company's Restated Certificate of Incorporation.

         4. EXERCISE. Subject to the terms of this Agreement and the Plan, the Stock Option may be exercised in accordance with the following:

(a) To the extent that it is exercisable, the Stock Option may be exercised in whole or in part at any time prior to the Expiration Date (as defined in paragraph 5); provided however that the Stock Option may only be exercised with respect to whole shares of Common Stock.

(b)      The Stock  Option  may be  exercised  with  respect to no less than 100
         shares  of  Common  Stock,   or  if  less  than  100  shares  are  then
         exercisable, the number of whole shares then exercisable.

(c) Payment of the Option Price shall be by cash or by check payable to the Company. All or a portion of the Option Price may be paid by the Participant by delivery of shares of Stock owned by the Participant having an aggregate Fair Market Value (valued as of the date of exercise) that is equal to the amount of cash that would otherwise be required. Except as otherwise provided by the Committee, payments made with shares of Common Stock in accordance with the preceding sentence shall be limited to shares held by the Participant for not less than six months prior to the payment date.

(d) All deliveries and distributions under this Agreement are subject to withholding of all applicable taxes. At the election of the
         Participant, and subject to such rules and limitations as may be established by the Committee from time to time, such withholding obligations may be satisfied through the surrender of shares of Stock which the Participant already owns, or to which the Participant is otherwise entitled under the Plan; provided, however, that such shares may be used to satisfy not more than the Company's minimum statutory withholding obligation (based on minimum statutory withholding rates for Federal and state tax purposes, including payroll taxes, that are applicable to such supplemental taxable income).

(e) Pursuant to rules established by the Committee, the Participant may elect to pay the Option Price upon the exercise of an Stock Option by irrevocably authorizing a broker to sell shares of Common Stock (or a sufficient portion of the shares) acquired upon exercise of the Stock Option and remit to the Company a sufficient portion of the sale proceeds to pay the entire Option Price and any tax withholding resulting from such exercise. The Participant may elect to have the broker sell additional shares up to the full number of shares subject to the Stock Option exercise. Following the broker's delivery to the Company of the proceeds necessary to satisfy the Option Price and the tax withholding obligation and any additional proceeds, the Company will deliver to the broker the number of shares previously sold by the broker at the Participant's direction, and the Company will deliver any remaining amount to the Participant.

         5. EXPIRATION DATE. For purposes of this Agreement, the "Expiration Date" shall be the close of business on the earlier of the following dates (or if such date is not a business day, the last business day preceding such date):

(a)      the date which is 10 years from Grant Date; or

(b)      the date  which is 90 days  after the Date of  Termination,  subject to
         Section 6 of the Employment Agreement; provided, however, that if the Participant's employment with the Company terminates by reason of "Retirement" as defined in Section 1.8 of the Employment Agreement, the date determined under this paragraph (b) shall be not earlier than the three-year anniversary of the date of the Executive's Retirement.

         6. DEFINED TERMS; TERMS OF PLAN. Unless the context clearly indicates otherwise, defined terms as used in this Agreement shall have the same meaning as ascribed to those terms under the Plan. For purposes of this Agreement, the term "Date of Termination" shall have the meaning ascribed to it in the Employment Agreement. Notwithstanding any other provision of this Agreement, the terms of the Plan shall govern and the Stock Option shall be subject, in all respects, to the terms and conditions of the Plan.


         IN WITNESS WHEREOF, the Participant has hereunto set his hand and the Company has caused these presents to be executed in its name and on its behalf, all as of the Agreement Date.




                                               /s/ M. Farooq Kathwari
                                       -----------------------------------------
                                                  M. Farooq Kathwari



                                       ETHAN ALLEN INTERIORS INC.

                                               /s/ Edward Meyer
                                       -----------------------------------------
                                       By:   Edward Meyer
                                       Its:  Chairman, Compensation Committee

Exhibit C - August 1, 2003 Grant Date
-------------------------------------


                             STOCK OPTION AGREEMENT

         THIS AGREEMENT, dated as of August 1, 2003 (the "Agreement Date") and entered into by and between Ethan Allen Interiors Inc. (the "Company") and M. Farooq Kathwari (the "Participant").

                                WITNESSETH THAT:
                                ---------------

         WHEREAS, the Company and Executive have entered into an Employment Agreement, dated August 1, 2002 (as amended in accordance with its terms, the "Employment Agreement"); and

         WHEREAS, the Company maintains the Ethan Allen Interiors Inc. 1992 Stock Option Plan (the "Plan"); and

         WHEREAS, the Participant has been selected by the Compensation Committee of the Board of Directors of the Company (the "Committee") to receive an award under the Plan in accordance with the Employment Agreement, and this Stock Option Agreement is being entered into pursuant to Section 5.2(c)(i) thereof;

         WHEREAS, to the extent not specified in the Plan, the terms of the award have been determined by the Committee and in accordance with the Employment Agreement and are set forth in this Agreement;

         NOW THEREFORE, IT IS AGREED between the Company and the Participant as follows:

         1. AWARD; OPTION PRICE. Subject to the terms of this Agreement, the Participant is granted, as of August 1, 2003 (the "Grant Date"), a "Stock Option" to purchase 400,000 shares of Common Stock, which is the number of the "Covered Shares," at a per share exercise price equal to the Fair Market Value (as that term is defined in the Plan) of a share of Common Stock on the New York Stock Exchange as of the Grant Date.

         2. VESTING; FORFEITURES. Subject to the limitations of this Agreement, each Installment of Covered Shares of the Stock Option shall be exercisable on and after the Vesting Date for such Installment as described in the following schedule (but, subject to the terms of the Employment Agreement, only if the Date of Termination has not occurred before the Vesting Date):

  ----------------------------   ---------------------------------------------
          Installment            Vesting Date applicable to that Installment
  ----------------------------   ---------------------------------------------
     50% of Covered Shares                First Anniversary of Grant Date
     50% of Covered Shares               Second Anniversary of Grant Date
  ----------------------------   ---------------------------------------------

Notwithstanding the foregoing provisions of this paragraph 2, the Stock Option shall become vested and exercisable not later than the time or times provided by the Employment Agreement. Except as otherwise provided in the Employment Agreement, the Stock Option may be exercised on or after the Date of Termination only as to that portion of the Covered Shares for which it was exercisable immediately prior to the Date of Termination, or became exercisable upon the Date of Termination.

         3. CHANGE IN CONTROL. Notwithstanding the provisions of paragraph 2, the Stock Option will become immediately exercisable upon the occurrence of a Change in Control, if the Executive is then employed by the Company and such options have not previously been forfeited in accordance with paragraph 2. For purposes of this Agreement, a "Change in Control" shall occur upon the occurrence of any of the following:

(a) the Board or the shareholders of the Company or Ethan Allen Inc., a Delaware corporation and a wholly owned subsidiary of the Company (the "Subsidiary"), either or both, as may be required to authorize the same, shall approve (i) any liquidation of the Company or the Subsidiary, or the sale of substantially all of the assets of the Company and the Subsidiary taken as a whole, or (ii) any merger, consolidation and/or other business combination involving the Company or the Subsidiary or any combination of any such transactions (a "Transaction"), other than a Transaction (A) involving only the Company and the Subsidiary, or (B) immediately after which the shareholders of the Company who were shareholders immediately prior to the transaction continue to own beneficially, directly or indirectly, in substantially similar proportions to those in effect immediately prior to such transaction more than 50% of the then outstanding voting securities of the Company or the survivor or any parent thereof, as applicable;

(b) any Person (as defined below) or group (as such term is defined in Rule 13d-5 of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) of related Persons (other than the Company, an employee benefit plan sponsored by the Company or the Subsidiary, or a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportion as their ownership of the stock of the Company) shall beneficially own, directly or indirectly, more than 50% of the then outstanding voting stock of the Company or the Subsidiary (for purposes of this Agreement, "Person(s)" means any individual, entity, or other person, as defined in Section 3(a)(9) of the Exchange Act, and as used in Sections 13(d) and 14(d) thereof; or

(c) the Board or the Company shall authorize, approve or engage in any Business Combination with an Interested Person, each as defined in Article Fifth of the Company's Restated Certificate of Incorporation.

         4. EXERCISE. Subject to the terms of this Agreement and the Plan, the Stock Option may be exercised in accordance with the following:

(a) To the extent that it is exercisable, the Stock Option may be exercised in whole or in part at any time prior to the Expiration Date (as defined in paragraph 5); provided however that the Stock Option may only be exercised with respect to whole shares of Common Stock.

(b)      The Stock  Option  may be  exercised  with  respect to no less than 100
         shares  of  Common  Stock,   or  if  less  than  100  shares  are  then
         exercisable, the number of whole shares then exercisable.

(c) Payment of the Option Price shall be by cash or by check payable to the Company. All or a portion of the Option Price may be paid by the Participant by delivery of shares of Stock owned by the Participant having an aggregate Fair Market Value (valued as of the date of exercise) that is equal to the amount of cash that would otherwise be required. Except as otherwise provided by the Committee, payments made with shares of Common Stock in accordance with the preceding sentence shall be limited to shares held by the Participant for not less than six months prior to the payment date.

(d) All deliveries and distributions under this Agreement are subject to withholding of all applicable taxes. At the election of the
         Participant, and subject to such rules and limitations as may be established by the Committee from time to time, such withholding obligations may be satisfied through the surrender of shares of Stock which the Participant already owns, or to which the Participant is otherwise entitled under the Plan; provided, however, that such shares may be used to satisfy not more than the Company's minimum statutory withholding obligation (based on minimum statutory withholding rates for Federal and state tax purposes, including payroll taxes, that are applicable to such supplemental taxable income).

(e) Pursuant to rules established by the Committee, the Participant may elect to pay the Option Price upon the exercise of an Stock Option by irrevocably authorizing a broker to sell shares of Common Stock (or a sufficient portion of the shares) acquired upon exercise of the Stock Option and remit to the Company a sufficient portion of the sale proceeds to pay the entire Option Price and any tax withholding resulting from such exercise. The Participant may elect to have the broker sell additional shares up to the full number of shares subject to the Stock Option exercise. Following the broker's delivery to the Company of the proceeds necessary to satisfy the Option Price and the tax withholding obligation and any additional proceeds, the Company will deliver to the broker the number of shares previously sold by the broker at the Participant's direction, and the Company will deliver any remaining amount to the Participant.

         5. EXPIRATION DATE. For purposes of this Agreement, the "Expiration Date" shall be the close of business on the earlier of the following dates (or if such date is not a business day, the last business day preceding such date):

(a)      the date which is 10 years from Grant Date; or

(b)      the date  which is 90 days  after the Date of  Termination,  subject to
         Section 6 of the Employment Agreement; provided, however, that if the Participant's employment with the Company terminates by reason of "Retirement" as defined in Section 1.8 of the Employment Agreement, the date determined under this paragraph (b) shall be not earlier than the three-year anniversary of the date of the Executive's Retirement.

         6. DEFINED TERMS; TERMS OF PLAN. Unless the context clearly indicates otherwise, defined terms as used in this Agreement shall have the same meaning as ascribed to those terms under the Plan. For purposes of this Agreement, the term "Date of Termination" shall have the meaning ascribed to it in the Employment Agreement. Notwithstanding any other provision of this Agreement, the terms of the Plan shall govern and the Stock Option shall be subject, in all respects, to the terms and conditions of the Plan.


         IN WITNESS WHEREOF, the Participant has hereunto set his hand and the Company has caused these presents to be executed in its name and on its behalf, all as of the Agreement Date.



                                       -----------------------------------------
                                                 M. Farooq Kathwari



                                       ETHAN ALLEN INTERIORS INC.


                                       By:
                                          --------------------------------------
                                       Its:  Chairman, Compensation Committee

Exhibit D - August 1, 2004 Grant Date
-------------------------------------

                             STOCK OPTION AGREEMENT

         THIS AGREEMENT, dated as of August 1, 2004 (the "Agreement Date") and entered into by and between Ethan Allen Interiors Inc. (the "Company") and M. Farooq Kathwari (the "Participant").

                                WITNESSETH THAT:
                                ---------------

         WHEREAS, the Company and Executive have entered into an Employment Agreement, dated as of August 1, 2002 (as amended in accordance with its terms, the "Employment Agreement"); and

         WHEREAS, the Company maintains the Ethan Allen Interiors Inc. 1992 Stock Option Plan (the "Plan"); and

         WHEREAS, the Participant has been selected by the Compensation Committee of the Board of Directors of the Company (the "Committee") to receive an award under the Plan in accordance with the Employment Agreement, and this Stock Option Agreement is being entered into pursuant to Section 5.2(c)(i) thereof;

         WHEREAS, to the extent not specified in the Plan, the terms of the award have been determined by the Committee and in accordance with the Employment Agreement and are set forth in this Agreement;

         NOW THEREFORE, IT IS AGREED between the Company and the Participant as follows:

         1. AWARD; OPTION PRICE. Subject to the terms of this Agreement, the Participant is granted, as of August 1, 2004 (the "Grant Date"), a "Stock Option" to purchase 200,000 shares of Common Stock, which is the number of the "Covered Shares," at a per share exercise price equal to the Fair Market Value (as that term is defined in the Plan) of a share of Common Stock on the New York Stock Exchange as of the Grant Date.

         2. VESTING; FORFEITURES. Subject to the limitations of this Agreement, the Covered Shares of the Stock Option shall be exercisable on and after the Vesting Date which shall be the one year anniversary of the Grant Date, (but, subject to the terms of the Employment Agreement, only if the Date of Termination has not occurred before the Vesting Date). Notwithstanding the foregoing provisions of this paragraph 2, the Stock Option shall become vested and exercisable not later than the time or times provided by the Employment Agreement. Except as otherwise provided in the Employment Agreement, the Stock Option may be exercised on or after the Date of Termination only as to that portion of the Covered Shares for which it was exercisable immediately prior to the Date of Termination, or became exercisable upon the Date of Termination.

         3. CHANGE IN CONTROL. Notwithstanding the provisions of paragraph 2, the Stock Option will become immediately exercisable upon the occurrence of a Change in Control, if the

Executive is then employed by the Company and such options have not previously been forfeited in accordance with paragraph 2. For purposes of this Agreement, a "Change in Control" shall occur upon the occurrence of any of the following:

(a) the Board or the shareholders of the Company or Ethan Allen Inc., a Delaware corporation and a wholly owned subsidiary of the Company (the "Subsidiary"), either or both, as may be required to authorize the same, shall approve (i) any liquidation of the Company or the Subsidiary, or the sale of substantially all of the assets of the Company and the Subsidiary taken as a whole, or (ii) any merger, consolidation and/or other business combination involving the Company or the Subsidiary or any combination of any such transactions (a "Transaction"), other than a Transaction (A) involving only the Company and the Subsidiary, or (B) immediately after which the shareholders of the Company who were shareholders immediately prior to the transaction continue to own beneficially, directly or indirectly, in substantially similar proportions to those in effect immediately prior to such transaction more than 50% of the then outstanding voting securities of the Company or the survivor or any parent thereof, as applicable;

(b) any Person (as defined below) or group (as such term is defined in Rule 13d-5 of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) of related Persons (other than the Company, an employee benefit plan sponsored by the Company or the Subsidiary, or a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportion as their ownership of the stock of the Company) shall beneficially own, directly or indirectly, more than 50% of the then outstanding voting stock of the Company or the Subsidiary (for purposes of this Agreement, "Person(s)" means any individual, entity, or other person, as defined in Section 3(a)(9) of the Exchange Act, and as used in Sections 13(d) and 14(d) thereof; or

(c) the Board or the Company shall authorize, approve or engage in any Business Combination with an Interested Person, each as defined in Article Fifth of the Company's Restated Certificate of Incorporation.

         4. EXERCISE. Subject to the terms of this Agreement and the Plan, the Stock Option may be exercised in accordance with the following:

(a) To the extent that it is exercisable, the Stock Option may be exercised in whole or in part at any time prior to the Expiration Date (as defined in paragraph 5); provided however that the Stock Option may only be exercised with respect to whole shares of Common Stock.

(b)      The Stock  Option  may be  exercised  with  respect to no less than 100
         shares  of  Common  Stock,   or  if  less  than  100  shares  are  then
         exercisable, the number of whole shares then exercisable.

(c) Payment of the Option Price shall be by cash or by check payable to the Company. All or a portion of the Option Price may be paid by the Participant by delivery of shares of Stock owned by the Participant having an aggregate Fair Market Value (valued as of the date of exercise) that is equal to the amount of cash that would otherwise be required.

         Except as otherwise provided by the Committee, payments made with shares of Common Stock in accordance with the preceding sentence shall be limited to shares held by the Participant for not less than six months prior to the payment date.

(d) All deliveries and distributions under this Agreement are subject to withholding of all applicable taxes. At the election of the
         Participant, and subject to such rules and limitations as may be established by the Committee from time to time, such withholding obligations may be satisfied through the surrender of shares of Stock which the Participant already owns, or to which the Participant is otherwise entitled under the Plan; provided, however, that such shares may be used to satisfy not more than the Company's minimum statutory withholding obligation (based on minimum statutory withholding rates for Federal and state tax purposes, including payroll taxes, that are applicable to such supplemental taxable income).

(e) Pursuant to rules established by the Committee, the Participant may elect to pay the Option Price upon the exercise of an Stock Option by irrevocably authorizing a broker to sell shares of Common Stock (or a sufficient portion of the shares) acquired upon exercise of the Stock Option and remit to the Company a sufficient portion of the sale proceeds to pay the entire Option Price and any tax withholding resulting from such exercise. The Participant may elect to have the broker sell additional shares up to the full number of shares subject to the Stock Option exercise. Following the broker's delivery to the Company of the proceeds necessary to satisfy the Option Price and the tax withholding obligation and any additional proceeds, the Company will deliver to the broker the number of shares previously sold by the broker at the Participant's direction, and the Company will deliver any remaining amount to the Participant.

         5. EXPIRATION DATE. For purposes of this Agreement, the "Expiration Date" shall be the close of business on the earlier of the following dates (or if such date is not a business day, the last business day preceding such date):

(a)      the date which is 10 years from Grant Date; or

(b)      the date  which is 90 days  after the Date of  Termination,  subject to
         Section 6 of the Employment Agreement; provided, however, that if the Participant's employment with the Company terminates by reason of "Retirement" as defined in Section 1.8 of the Employment Agreement, the date determined under this paragraph (b) shall be not earlier than the three-year anniversary of the date of the Executive's Retirement.

         6. DEFINED TERMS; TERMS OF PLAN. Unless the context clearly indicates otherwise, defined terms as used in this Agreement shall have the same meaning as ascribed to those terms under the Plan. For purposes of this Agreement, the term "Date of Termination" shall have the meaning ascribed to it in the Employment Agreement. Notwithstanding any other provision of this Agreement, the terms of the Plan shall govern and the Stock Option shall be subject, in all respects, to the terms and conditions of the Plan.

         IN WITNESS WHEREOF, the Participant has hereunto set his hand and the Company has caused these presents to be executed in its name and on its behalf, all as of the Agreement Date.



                                       -----------------------------------------
                                                  M. Farooq Kathwari



                                       ETHAN ALLEN INTERIORS INC.


                                       -----------------------------------------
                                       By:   Edward Meyer
                                       Its:  Chairman, Compensation Committee